UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ImClone Systems Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMCLONE SYSTEMS INCORPORATED
180 Varick Street
New York, NY 10014
(212) 645-1405

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE: Wednesday, September 20, 2006
TIME: 10:00 a.m. local time
PLACE: ImClone Systems Incorporated
33 ImClone Drive
Branchburg, NJ 08876

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of ImClone Systems Incorporated (the “Company”) will be held at the Company’s offices at 33 ImClone Drive, Branchburg, New Jersey 08876 on Wednesday, September 20, 2006 at 10:00 a.m., local time, for the following purposes:

1.                To elect 12 persons to the Board of Directors of the Company to serve until their respective successors are elected and qualified.

2.                To vote upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year.

3.                To approve the ImClone Systems Incorporated 2006 Stock Incentive Plan.

4.                Any other matters properly brought before the stockholders at the meeting.

The enclosed proxy statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

All stockholders of record as of the close of business on August 15, 2006 are entitled to notice of, and to vote at, the Annual Meeting. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum. You may vote electronically through the Internet or by telephone. The instructions on your proxy card describe how to use these services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors

Secretary
Erik D. Ramanathan
New York, New York
August 30, 2006

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY’S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING
What is the purpose of the Annual Meeting?
Who may attend the Annual Meeting?
Who is entitled to vote?
What constitutes a quorum?
What vote is required to approve each item?
How do I vote?
What if I am a beneficial owner rather than a holder of record?
If I hold my shares in a brokerage account and do not return voting instructions, will my shares be voted?
Can I change my vote after I return my proxy?
Who pays for this proxy solicitation?
BENEFICIAL OWNERSHIP OF PRINCIPAL HOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Principal Holders
Directors and Executive Officers
PROPOSAL NO. 1—ELECTION OF BOARD OF DIRECTORS
Nominees for Director
THE BOARD OF DIRECTORS
Directors’ Cash Compensation
Directors’ Stock Options
Committees
Attendance at Annual Meeting
Communicating with our Board members
Report of the Audit Committee of the Board of Directors
INFORMATION CONCERNING EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation
Option Grants For Fiscal Year 2005
Aggregated Option Exercises in 2005 and Fiscal Year-End Option Values
Long-Term Incentive Compensation for Fiscal Year 2005
Equity Compensation Plan Information
Employment Contract and Change-in-Control Arrangements

i

Compensation Committee Report on Executive Compensation
Compensation Committee Interlocks and Insider Participation
Performance Graph
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Relationship with Bristol-Myers Squibb Company
Section 16(a) Beneficial Ownership Reporting Compliance
Code of Business Conduct and Ethics
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3—APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2006 STOCK INCENTIVE PLAN
STOCKHOLDER PROPOSALS
OTHER MATTERS

ii

IMCLONE SYSTEMS INCORPORATED

180 Varick Street
New York, New York 10014

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Company on behalf of the Board of Directors for use at the Company’s Annual Meeting of Stockholders to be held on Wednesday, September 20, 2006, at 10:00 a.m., local time, at 33 ImClone Drive, Branchburg, New Jersey 08876, and at any postponements or adjournments thereof. The Notice of Annual Meeting, this proxy statement and the accompanying proxy card are first being mailed to stockholders on or about September 1, 2006.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the election of directors, ratification of the appointment of the Company’s independent registered public accounting firm and approval of the ImClone Systems Incorporated 2006 Stock Incentive Plan. In addition, the Company’s management will report on the performance of the Company during fiscal year 2005.

Who may attend the Annual Meeting?

Although the Company encourages you to complete and return the proxy card by mail, or to vote by telephone or via the Internet to ensure that your vote is counted, you may attend the Annual Meeting and vote your shares in person. All stockholders as of August 15, 2006, the record date, or their duly appointed proxies, may attend the Annual Meeting. If you hold your shares in “street name” (that is, through a brokerage firm, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of August 15, 2006, the record date. In all cases, you must bring a form of personal photo identification. To ensure the availability of adequate space for the Company’s stockholders wishing to attend the Annual Meeting, priority seating will be given to stockholders of record, stockholders who hold their shares in street name and invited guests of management. In addition, each stockholder may bring one guest. In order that seating may be equitably allocated, a stockholder wishing to bring more than one guest must write to the Secretary of the Company in advance of the Annual Meeting and receive written concurrence.

Who is entitled to vote?

Stockholders who own the Company’s common stock at the close of business on August 15, 2006, the record date, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. Each share of common stock outstanding on August 15, 2006, the record date, is entitled to one vote on each matter to be voted upon at the Annual Meeting.

Pursuant to the Company’s stockholder agreement, dated as of September 19, 2001 (the “Stockholder Agreement”), with Bristol-Myers Squibb Company (“BMS”) and Bristol-Myers Squibb Biologics Company, BMS currently has the right to nominate two directors. BMS and its affiliates currently are required to vote all of their shares of the Company’s common stock in the same proportion as the votes cast by all of the Company’s other stockholders with respect to the election or removal of non-BMS-nominated directors.

What constitutes a quorum?

The presence at the Annual Meeting of a majority of the outstanding shares of common stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of August 15, 2006, the Company had 84,283,155 shares of common stock outstanding. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum at the Annual Meeting.

What vote is required to approve each item?

Election of Directors. The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote is required for the election of directors. This means that the individuals who receive the highest number of votes will be elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting.

Other Items. For each other item, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item will be required for approval.

Abstentions and broker non-votes will not be voted either in favor of or against any of the proposals. For the election of directors, which requires a plurality of the votes cast, votes withheld from one or more nominees will be excluded entirely from the vote and will have no effect on the outcome. For the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year and the approval of the ImClone Systems Incorporated 2006 Stock Incentive Plan, both of which will be decided by the affirmative vote of a majority of the votes cast either in person or by proxy, abstentions will be counted for purposes of determining the number of votes cast on each proposal and will have the same effect as negative votes, but broker non-votes will not be counted as entitled to vote.

How do I vote?

You may vote in the following ways:

(a)  In person:    The Company will pass out written ballots to anyone who wants to vote in person at the Annual Meeting. However, if you hold your shares in street name, you must request a proxy card from your broker in order to vote at the Annual Meeting. Holding shares in “street name” means that you hold them through a brokerage firm, bank, or other nominee and, therefore, the shares are not held in your individual name in the records maintained by our transfer agent, Computershare Investor Services, but instead are held in the name of your brokerage firm, bank, or other nominee.

(b) By mail:    Please complete and sign your proxy card and return it to the Company by mail in the enclosed pre-addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If an additional proposal comes up for a vote at the Annual Meeting that is not on the proxy card, your shares will be voted in the best judgment of the Company’s authorized proxies, Michael J. Howerton and Erik D. Ramanathan.

If you do not mark your voting instructions on the proxy card, your shares will be voted as follows:

•       FOR approval of the 12 nominated directors; and

•       FOR ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year; and

•       FOR approval of the ImClone Systems Incorporated 2006 Stock Incentive Plan.

(c)  By telephone:    Call the toll-free telephone number on your proxy card to vote by telephone. You must have a touch-tone telephone to use this option. You will need to follow the instructions on your proxy card and the voice prompts.

(d) Via the Internet:    Go to the website listed on your proxy card to vote via the Internet. You will need to follow the instructions on your proxy card and the website.

Telephone and Internet voting options are available 24 hours a day, seven days a week. When prompted, you will need to enter the control number shown on your proxy card. You will then be able to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone or via the Internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. The telephone and Internet voting procedures, including the use of control numbers found on the proxy cards, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares of common stock and to confirm that their instructions have been properly recorded. If you vote by telephone or via the Internet, you do not need to return your proxy card.

If you hold your shares in street name, you may vote by telephone or via the Internet only if your broker or nominee makes these methods available, in which case the broker or nominee will enclose the instructions with this proxy statement.

What if I am a beneficial owner rather than a holder of record?

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you must obtain a legal proxy from the holder of record of your shares in order to vote in person at the Annual Meeting.

If I hold my shares in a brokerage account and do not return voting instructions, will my shares be voted?

If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers who have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes on routine matters, such as the election of directors and ratification of the appointment of the independent registered public accounting firm, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the approval of stock incentive plans. A”broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

Can I change my vote after I return my proxy?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing a notice of revocation or an executed proxy card bearing a later date with the Secretary of the Company at the Company’s principal executive offices at 180 Varick Street, New York, New York 10014. You may also change or revoke your proxy by telephone or via the Internet at any time before the Annual Meeting in accordance with the instructions on the enclosed proxy card. The proxy also can be revoked if you attend the Annual Meeting in person and give notice of your intention to vote at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

Who pays for this proxy solicitation?

The Company pays for this proxy solicitation. In addition to sending you these materials, certain of the Company’s employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for contacting you. In addition, the Company has retained Innisfree M&A Incorporated to assist the Company in soliciting your proxy and the proxies of other stockholders for a fee of $15,000 plus reasonable out-of-pocket expenses.

BENEFICIAL OWNERSHIP OF PRINCIPAL HOLDERS, DIRECTORS AND
EXECUTIVE OFFICERS

Principal Holders

The following table shows the amount of the Company’s common stock beneficially owned by each person or group who is known by the Company, in reliance on Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”), to beneficially own more than 5% of the Company’s outstanding shares of common stock. In general, “beneficial ownership” refers to shares that an individual or entity has the power to vote or dispose of and stock options that are exercisable within 60 days thereafter. Unless otherwise indicated below or in the applicable Schedule 13D or 13G filing, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)(2)
Bristol-Myers Squibb Company(3)	14,392,003	17.07%
345 Park Avenue
New York, NY 10154
CAM North America, LLC, Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc., as a group(4)	10,165,934	12.06%
399 Park Avenue
New York, NY 10022
Carl C. Icahn et al.(5)	9,838,893	11.67%
c/o Icahn Associates Corp.
767 Fifth Avenue, Suite 4700
New York, NY 10153
Capital Group International, Inc.(6)	6,137,230	7.28%
11100 Santa Monica Boulevard
Los Angeles, CA 90025
FMR Corp.(7)	5,724,864	6. 79%
82 Devonshire Street
Boston, MA 02109

(1)          The percentage of voting stock owned by each stockholder or group is calculated by dividing: (1) the number of shares deemed to be beneficially held by such stockholder or group as of August 15, 2006, as determined in accordance with Rule 13d-3 under the Exchange Act of 1934 (the “Exchange Act”); by (2) the sum of (A) 84,283,155, which is the number of shares of common stock outstanding as of August 15, 2006; plus (B) the number of shares of common stock issuable upon the exercise of options and other derivative securities, if any, exercisable as of August 15, 2006 and 60 days thereafter held by the stockholder or group.

(2)          The stockholder’s percentage of beneficial ownership of the class is current as of August 15, 2006 and therefore may not reflect the percentage reported in the stockholder’s latest Schedule 13G or Schedule 13D filing filed prior to August 15, 2006.

(3)          This information is furnished in reliance on Amendment No. 3 to the stockholder’s Schedule 13D filed with the SEC on February 1, 2006.

(4)          This information is furnished in reliance on the stockholders’ Schedule 13G filed with the SEC on January 10, 2006. The foregoing Schedule 13G includes beneficial ownership of Smith Barney Fund Management LLC in the amount of 6,265,715 shares of common stock, or 7.43% of the Company’s common stock as of August 15, 2006.

(5)          This information is furnished in reliance on the stockholder’s Schedule 13D/A filed with the SEC on August 14, 2006. The foregoing Schedule 13D/A reflects beneficial ownership of Barberry Corp, together with its affiliates Hopper Investments LLC and High River Limited Partnership, in the amount of 5,991,196 shares of common stock, or 7.11% of the Company’s common stock as of August 15, 2006 (inclusive of amounts held by Hopper Investments LLC and High River Limited Partnership). See the Schedule 13D/A filing for certain disclaimers of beneficial ownership. The stockholder’s beneficial ownership report on Form 4, filed with the SEC on August 28, 2006, discloses that the stockholder held 11,028,344 shares of the Company’s common stock as of such date, or 13.08% of the Company’s common stock by reference to outstanding common stock as of August 15, 2006.

(6)          This information is furnished in reliance on the stockholder’s Schedule 13G filed with the SEC on February 9, 2006. The foregoing Schedule 13G reflects beneficial ownership of Capital Guardian Trust Company in the amount of 5,809,230 shares of common stock, or 6.89% of the Company’s common stock as of August 15, 2006. See the Schedule 13G filing for certain disclaimers of beneficial ownership.

(7)          This information is furnished in reliance on Amendment No. 9 to the stockholder’s Schedule 13G, filed with the SEC on February 14, 2006.

Directors and Executive Officers

The following table shows certain information regarding the amount of the Company’s common stock beneficially owned as of August 15, 2006 by the members of the Company’s Board of Directors and nominees to the Board of Directors, the Company’s named executive officers and the directors and executive officers of the Company as a group.

Name, Address and Position(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
Andrew G. Bodnar, M.D., J.D., Director	180,000	(4)	*
William W. Crouse, Director	118,434	(5)	*
Alexander J. Denner, Ph.D., Director	3,315	(6)	*
Vincent T. DeVita, Jr., M.D., Director	287,555	(7)	*
John A. Fazio, Director	117,833	(8)	*
Joseph L. Fischer, Interim Chief Executive Officer and Director	131,061	(9)	*
Carl C. Icahn, Nominee for Director	9,838,893	(10)	11.67%
David M. Kies, Chairman of the Board	590,575	(11)	*
William R. Miller, Director	252,111	(12)	*
Richard C. Mulligan, Ph.D., Nominee for Director	0		n/a
David Sidransky, M.D., Vice Chairman of the Board .	120,934	(13)	*
Charles Woler, M.D., Ph.D., M.B.A., Nominee for Director	0
Philip Frost, M.D., Ph.D., Executive Vice President, Chief Scientific Officer (Former Interim Chief Executive Officer)	100,000	(14)	*
Eric Rowinsky, M.D., Senior Vice President, Chief Medical Officer	76,200	(15)	*
Michael J. Howerton, Senior Vice President, Chief Financial Officer	182,786	(16)	*
Daniel S. Lynch, Former Chief Executive Officer and Director	881,500	(17)
S. Joseph Tarnowski, Ph.D., Former Senior Vice President, Manufacturing Operations and Product Development	247,357	(18)	*
Ronald A. Martell, Former Senior Vice President, Commercial Operations	262,422	(19)	*
All Directors and Executive Officers as a Group (18 persons)	13,390,976	(20)	15.44%

*                    Less than 1%.

(1)          Unless otherwise noted, each person’s address is in care of ImClone Systems Incorporated, 180 Varick Street, New York, NY 10014.

(2)          Unless otherwise noted, consists of both the number of shares that an individual has the power to vote or dispose of and stock options that are exercisable as of August 15, 2006 and 60 days thereafter.

(3)          The percentage of voting stock owned by each stockholder or group is calculated by dividing: (1) the number of shares deemed to be beneficially held by such stockholder or group as of August 15, 2006, as determined in accordance with Rule 13d-3 under the Exchange Act; by (2) the sum of (A) 84,283,155, which is the number of shares of common stock outstanding as of August 15, 2006; plus (B) the number of shares of common stock issuable upon the exercise of options and other derivative securities, if any, exercisable as of August 15, 2006 and 60 days thereafter held by the stockholder or group. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, other than the powers that may be shared with the person’s spouse under applicable law.

(4)          Address is in care of Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154. Consists of 180,000 shares issuable upon the exercise of options exercisable as of October 14, 2006.

(5)          Consists of 118,434 shares issuable upon the exercise of options exercisable as of October 14, 2006, with 25,000 of such options being subject to the restrictions on sales, transfers, pledges and other dispositions set forth in the lock-up agreement between the individual and the Company dated December 21, 2005, as discussed in greater detail in the Company’s Current Report on Form 8-K filed on December 21, 2005 (the “Lock-Up Restrictions”).

(6)          Consists of 3,315 shares issuable upon the exercise of options exercisable as of October 14, 2006.

(7)          Includes 230,000 shares issuable upon the exercise of options exercisable as of October 14, 2006.

(8)          Consists of 117,833 shares issuable upon the exercise of options exercisable as of October 14, 2006.

(9)          Includes 130,761 shares issuable upon the exercise of options exercisable as of October 14, 2006, with 12,500 of such options being subject to the Lock-Up Restrictions.

(10)   This information is furnished in reliance on the Schedule 13D/A filed with the SEC on August 14, 2006 by Mr. Icahn and certain affiliated parties. See the Schedule 13D/A filing for certain disclaimers of beneficial ownership. Mr. Icahn’s beneficial ownership report on Form 4, filed with the SEC on August 28, 2006, discloses that Mr. Icahn held 11,028,344 shares of the Company’s common stock as of such date, or 13.08% of the Company’s common stock by reference to outstanding common stock as of August 15, 2006.

(11)   Includes 240,467 shares issuable upon the exercise of options exercisable as of October 14, 2006; 26,700 shares held by a family foundation of which Mr. Kies is one of the trustees; 16,400 shares held as co-trustee for a trust for Mr. Kies’ eldest minor son; and 615 shares held by Mr. Kies’ spouse as to which Mr. Kies disclaims beneficial ownership.

(12)   Includes 130,000 shares issuable upon the exercise of options exercisable as of October 14, 2006.

(13)   Consists of 120,934 shares issuable upon the exercise of options exercisable as of October 14, 2006, with 25,000 of such options being subject to the Lock-Up Restrictions.

(14)   Consists of 100,000 shares issuable upon the exercise of options exercisable as of October 14, 2006, with 75,000 of such options being subject to the Lock-Up Restrictions.

(15)   Includes 75,000 shares issuable upon the exercise of options exercisable as of October 14, 2006, with 56,250 of such options being subject to the Lock-Up Restrictions.

(16)   Includes 182,250 shares issuable upon the exercise of options exercisable as of October 14, 2006, with 28,750 of such options being subject to the Lock-Up Restrictions, and 100 shares held by Mr. Howerton’s spouse as to which Mr. Howerton disclaims beneficial ownership.

(17)   This number represents Mr. Lynch’s common stock beneficial ownership as of November 10, 2005, the effective date of his termination as an executive officer and director of the Company. Consists of 881,500 shares that were issuable upon the exercise of options exercisable as of November 10, 2005, of which 599,000 were outstanding as of August 15, 2006.

(18)   This number represents Dr. Tarnowski’s common stock beneficial ownership as of February 22, 2006, the effective date of his termination as an executive officer of the Company. Includes 237,362 shares that were issuable upon the exercise of options exercisable as of February 22, 2006, none of which was outstanding as of August 15, 2006.

(19)   This number represents Mr. Martell’s common stock beneficial ownership as of August 7, 2006, the effective date of his termination as an executive officer of the Company. Includes 260,175 shares that were issuable upon the exercise of options exercisable as of August 7, 2006, of which 208,925 were outstanding as of August 15, 2006.

(20)   Includes an aggregate of 2,436,919 shares issuable upon the exercise of options exercisable as of October 14, 2006, with 222,500 of such options being subject to the Lock-Up Restrictions.

PROPOSAL NO. 1

ELECTION OF BOARD OF DIRECTORS

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated for election at the Annual Meeting a slate of 12 nominees, nine of whom currently serve on the Board.

Pursuant to the Stockholder Agreement with BMS, BMS has the right to nominate two directors as long as its ownership interest in the Company is 12.5% or greater. As of August 15, 2006, BMS had an ownership interest of 17.07%, and therefore has the right to nominate two directors for election at the Annual Meeting. The Company currently expects that BMS will nominate only one director, Dr. Andrew Bodnar, for election at the Annual Meeting.

The Board of Directors, acting upon the unanimous recommendation of its Nominating and Corporate Governance Committee, has nominated Dr. Andrew G. Bodnar, Mr. William W. Crouse, Dr. Alexander J. Denner, Dr. Vincent T. DeVita, Jr., Mr. John A. Fazio, Mr. Joseph L. Fischer, Mr. Carl C. Icahn, Mr. David M. Kies, Mr. William R. Miller, Dr. Richard C. Mulligan, Dr. David Sidransky and Dr. Charles Woler for election as directors at the Annual Meeting.  The Board of Directors nominated Drs. Denner, Mulligan and Woler, and Mr. Icahn, pursuant to an agreement with Mr. Icahn.

In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without nomination of a substitute.

Nominees for Director

Name	Age	Current Position with Company	Director of Company Since
Andrew G. Bodnar, M.D., J.D.(1)	58	Director	2001
William W. Crouse(2)(3)	64	Director	2004
Alexander J. Denner, Ph.D(5)	37	Director	2006
Vincent T. DeVita, Jr., M.D.(1)(4)(5)	71	Director	1992
John A. Fazio(3)(4)	62	Director	2003
Joseph L. Fischer	56	Director and Interim Chief Executive
		Officer	2003
Carl C. Icahn	70	Nominee for Director	n/a
David M. Kies(2)(4)(5)	62	Chairman of the Board	1996
William R. Miller(2)(3)(5)	78	Director	1996
Richard C. Mulligan, Ph.D.	51	Nominee for Director	n/a
David Sidransky, M.D.(1)(2)(5)	46	Vice Chairman of the Board	2004
Charles Woler, M.D., Ph.D., M.B.A.	57	Nominee for Director	n/a

(1)       Member of Research and Development Oversight Committee.

(2)       Member of Compensation Committee.

(3)       Member of Audit Committee.

(4)       Member of Nominating and Corporate Governance Committee.

(5)       Member of Chief Executive Officer Search Committee.

Biographical information concerning the director nominees is set forth below.

Andrew G. Bodnar, M.D., J.D., 58, has served as a director of the Company since November 2001. Dr. Bodnar was designated and is being nominated as a director pursuant to a Stockholder Agreement, dated as of September 19, 2001, among the Company, Bristol-Myers Squibb Company and Bristol-Myers Squibb Biologics Company. Dr. Bodnar is Senior Vice President, Strategy and Medical & External Affairs of Bristol-Myers Squibb Company. Previously, Dr. Bodnar served as President, Oncology/Immunology and Worldwide Strategic Business Development for Bristol-Myers Squibb’s Pharmaceutical Group. Prior to joining Bristol-Myers Squibb, Dr. Bodnar was Associate Chief of Internal Medicine, Acting Chief of Cardiology and Director of the Internal Medicine Residency Program at Massachusetts General Hospital in Boston. Dr. Bodnar serves on the Board of Trustees of The New York Blood Center and The Fox Chase Cancer Center. Dr. Bodnar received his B.A. from Harvard College, his M.D. from Columbia University College of Physicians and Surgeons and his J.D. from Harvard Law School.

William W. Crouse, 64, has served as a director of the Company since January 2004. Mr. Crouse is a Managing Director and General Partner of HealthCare Ventures LLC, one of the world’s largest biotech venture capital firms. Mr. Crouse was former Worldwide President of Ortho Diagnostic Systems and Vice President of Johnson & Johnson International. He also served as Division Director of DuPont Pharmaceuticals and as President of Revlon Health Care Group’s companies in Latin America, Canada and Asia/Pacific. Currently, Mr. Crouse serves as a director of The Medicines Company and several private biotechnology companies. Mr. Crouse formerly served as a director of BioTransplant, Inc., Dendreon Corporation, OraSure Technologies, Inc., Human Genome Sciences, Raritan Bancorp, Inc., Allelix Biopharmaceuticals, Inc. and several private biotechnology companies. Mr. Crouse currently serves as Trustee of Lehigh University and as Trustee of the New York Blood Center. Mr. Crouse is a graduate of Lehigh University (Finance and Economics) and Pace University (M.B.A.).

Alexander J. Denner, Ph.D., 37, has served as a director of the Company since May 2006. Dr. Denner serves as a Managing Director of entities affiliated with Carl Icahn, including Icahn Partners LP and Icahn Partners Master Fund LP. Icahn Partners LP and Icahn Partners Master Fund LP are private investment funds. From April 2005 to May 2006, Dr. Denner served as a portfolio manager specializing in healthcare investments for Viking Global Investors. Previously he served in a variety of roles at Morgan Stanley, beginning in 1996, including as portfolio manager of healthcare and biotechnology mutual funds. Dr. Denner currently serves as a director of HyperMed, Inc., a privately held company specializing in imaging platforms for medical and surgical applications. Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil. and Ph.D. degrees from Yale University.

Vincent T. DeVita, Jr., M.D., 71, has served as a director of the Company since February 1992. Dr. DeVita is the Amy and Joseph Perella Professor of Medicine and Professor of Epidemiology and Public Health at the Yale Cancer Center and Yale University School of Medicine, New Haven, Connecticut. From 1993 until 2003, Dr. DeVita served as a Director of the Yale Cancer Center. From September 1988 through June 1993, Dr. DeVita served as Attending Physician at Memorial Sloan-Kettering Cancer Center, New York, and through June 1991, as its Physician-in-Chief. From 1980 to 1988, he served under Presidential appointment as Director of the National Cancer Institute (“NCI”), where he had held various positions since 1966. During his years with the NCI, Dr. DeVita was instrumental in developing the first successful combination cancer chemotherapy program. This work ultimately led to effective regimens of curative chemotherapy for a variety of cancers. Dr. DeVita’s numerous awards include the 1990 Armand Hammer Cancer Prize and the 1982 Albert and Mary Lasker Medical Research Award for his contribution to the cure of Hodgkin’s disease. Dr. DeVita received his M.D. from the George Washington University School of Medicine, Washington, D.C. in 1961. Dr. DeVita is a director of Curagen Corp.

John A. Fazio, 62, has served as a director of the Company since February 2003. Mr. Fazio is a Certified Public Accountant and Certified Management Accountant and was with PricewaterhouseCoopers (“PwC”) from 1966 to 2000. As a Senior General Practice Partner, he served as the lead audit partner to a number of PwC’s key multinational and national clients. Mr. Fazio was also a National Business Leader in PwC’s pharmaceutical practice where he was responsible for developing and delivering services on business issues impacting the industry. As the head of PwC’s Strategic Risk Services practice, he managed a group of senior specialists to assist companies in identifying key risks within their businesses and to establish controls to mitigate such risks. Mr. Fazio is a director of Dendrite International, Inc. and Heidrick & Struggles International, Inc. Mr. Fazio earned his Bachelor of Science in Accounting from Penn State University in 1965 and a Masters Degree in Accounting from Ohio State University in 1967.

Joseph L. Fischer, 56, has served as a director of the Company since September 2003 and, on January 24, 2006, was named Interim Chief Executive Officer of the Company. During his 30 year career, Mr. Fischer has served in a variety of senior management positions, including international experience with the Dial Corporation and Johnson & Johnson (“J&J”). As a Senior Vice President of Dial Corporation, he directed the international expansion of Dial’s Consumer Products. Prior to working at Dial, Mr. Fischer spent over 14 years with J&J where he served in senior management positions in both finance and Global General management, most notably as Group President of Global Personal Care Products, President of J&J Canada, Managing Director of J&J Scandinavia and Vice President and Corporate Controller. Prior to J&J, he was a member of the research staff of the Financial Accounting Standards Board. Mr. Fischer became a CPA in New York. In 1972, he graduated with a Bachelor of Science in Accounting at Penn State University.

Carl C. Icahn, 70, has served as chairman of the board and a director of Starfire Holding Corporation, a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since February 2005, Mr. Icahn has served as a director of CCI Onshore Corp. and CCI Offshore Corp., which are in the business of managing private investment funds, and from September 2004 to February 2005, Mr. Icahn served as the sole member of their predecessors, CCI Onshore LLC and CCI Offshore LLC, respectively. Mr. Icahn was also chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005. Since 1994, Mr. Icahn has been the principal beneficial stockholder of American Railcar Industries, Inc., currently a publicly-traded company that is primarily engaged in the business of manufacturing covered hopper and tank railcars, and has served as chairman of the board and as a director of American Railcar Industries, Inc. since 1994. Since November 1990, Mr. Icahn has been chairman of the board of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., a public limited partnership controlled by Mr. Icahn that invests in real estate and holds various other interests, including the interests in its subsidiaries that are engaged, among other things, in the oil and gas business, the casino entertainment business, and the home textile business. Mr. Icahn has been a director of Cadus Pharmaceutical Corporation, a firm that holds various biotechnology patents, since 1993. From October 1998 through May 2004, Mr. Icahn was the president and a director of Stratosphere Corporation, which operates the Stratosphere Hotel and Casino. Since September 29, 2000, Mr. Icahn has served as the chairman of the board of GB Holdings, Inc., which owns 41.7% of Atlantic Coast Holdings, Inc., which through its wholly-owned subsidiary, owns and operates The Sands casino in Atlantic City. Mr. Icahn has been chairman of the board and a director of XO Holdings, Inc. since February 2006, and was chairman of the board and a director of XO Communications, Inc. (XO Holdings’ predecessor) from January 2003 to February 2006. XO Holdings is a publicly-traded telecommunications services provider controlled by Mr. Icahn. In May 2005, Mr. Icahn became a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment. Mr. Icahn received his B.A. from Princeton University.

David M. Kies, 62, has served as a director of the Company since June 1996. On February 12, 2004, Mr. Kies was named Chairman of the Board of Directors. Mr. Kies is a Partner of the New York-based law firm Sullivan & Cromwell, specializing in mergers and acquisitions, securities and general corporate matters. Mr. Kies joined Sullivan & Cromwell in 1968 and has been a partner since 1976. Mr. Kies received his undergraduate degree from Haverford College and his J.D. from New York University Law School.

William R. Miller, 78, has served as a director of the Company since June 1996. Mr. Miller served as Vice Chairman of the Board of Directors of the Bristol-Myers Squibb Company from 1985 until 1991, at which time he retired. Mr. Miller is the current Chairman of the Board of Vion Pharmaceuticals, Inc. He is immediate past Chairman of the Cold Spring Harbor Laboratory and is a past Chairman of the Board of the Pharmaceutical Manufacturers Association. Mr. Miller is a Trustee of the Manhattan School of Music, a director of the Opera Orchestra of New York and a Managing Director of the Metropolitan Opera Association. He is a member of Oxford University Chancellor’s Court of Benefactors, Honorary Fellow of St. Edmund Hall and Chairman of the English-Speaking Union of the United States. Mr. Miller earned his B.A. in Philosophy, Politics and Economics in 1952 at St. Edmund Hall, Oxford University, Oxford, England and his M.A. in 1956 from Oxford University.

Richard C. Mulligan, Ph.D., 51, is the Mallinckrodt Professor of Genetics at Harvard Medical School, and Director of the Harvard Gene Therapy Initiative. Professor Mulligan received his B.S. degree from the Massachusetts Institute of Technology, and his Ph.D. from the Department of Biochemistry at Stanford University School of Medicine. After receiving postdoctoral training at the Center for Cancer Research at MIT, Professor Mulligan joined the MIT faculty and subsequently was appointed Professor of Molecular Biology and Member of the Whitehead Institute for Biomedical Research before moving to Children’s Hospital and Harvard in 1996. His honors include the MacArthur Foundation Prize, the Rhodes Memorial Award of the American Association for Cancer Research, the ASMB-Amgen Award, and the Nagai Foundation International Prize. Professor Mulligan has been associated with a number of biotechnology companies, including Somatix Therapy Corporation (as founder and member of the Scientific Advisory Board and Board of Directors, and Chief Scientific Officer), Cell Genesys (as member of the Scientific Advisory Board) and the Company, where he served on the Scientific Advisory Board. He has also served on the National Institutes of Health’s Recombinant DNA Advisory Committee and on the U.S. Food and Drug Administration Biological Response Modifiers Advisory Committee.

David Sidransky, M.D., 46, has served as a director of the Company since January 2004. On June 15, 2005, Dr. Sidransky was named Vice Chairman of the Board of Directors. Dr. Sidransky is the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine. He is a founder of several private biotechnology companies and has served on scientific advisory boards of many private and publicly traded companies, including MedImmune Inc., Telik Inc., Roche, and Amgen Inc. Dr. Sidransky is also a director of Alfacell Inc. He was formerly on the Board of Scientific Counselors at the National Institute of Dental and Craniofacial Research and a member of the Recombinant DNA Advisory Committee at the National Institute of Health. Dr. Sidransky serves on numerous editorial boards and is Senior Editor of Clinical Cancer Research. In addition, he is a Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at Johns Hopkins University and Hospital. Dr. Sidransky is certified in Internal Medicine and Medical Oncology by the American Board of Medicine. He has over 250 peer-reviewed publications, and has contributed more than 40 cancer reviews and chapters and also has numerous issued biotechnology patents. He has been the recipient of many awards and honors, including the 1997 Sarstedt International Prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians and the 2004 Hinda and Richard Rosenthal Award from the American Association of Cancer Research. Dr. Sidransky received his B.A. from Brandeis University and his M.D. from the Baylor College of Medicine.

Charles Woler, M.D., Ph.D., M.B.A, 57, has served as the Chief Executive Officer of Neuro3d since September 2000 and, from September 2000 until September 2005, also served as its Chairman of the Board. Neuro3d is a biopharmaceutical company focused on discovery and development of treatments for psychiatric disorders such as schizophrenia, depression and anxiety. Dr. Woler has also served as Operating Partner Healthcare at Duke Street Capital since July 2005. Dr. Woler is the Vice Chairman of France Biotech, an association representing the French biotechnology industry, and is a director of HemoSystem, a privately-held company specializing in the detection of bacteria in blood products. Previously, he served as Chief Executive Officer of Cadus Corporation, as Chief Executive Officer and Chairman of Roche, France, an affiliate of F. Hoffmann-LaRoche Ltd., and as Chairman, Europe Pharmaceuticals, SmithKline Beecham. Dr. Woler received his M.D. and M.B.A. from the University of Paris and his Ph.D. from the University of Lyon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE (PROPOSAL NO. 1 ON YOUR PROXY CARD).

THE BOARD OF DIRECTORS

Directors’ Cash Compensation

In 2005, the Chairman of the Board was paid an annual fee of $60,000 while the Vice Chairman of the Board was paid an annual fee of $50,000 (pro rated to reflect service in that capacity commencing on June 15, 2005). Each other director, other than Mr. Lynch, was paid an annual fee of $40,000. Each non-employee director is reimbursed for his reasonable out-of-pocket expenses incurred in connection with his Board and Board committee activities.

During 2005, the chairmen of the Audit Committee and Compensation Committee received $15,000 and $12,500, respectively, as compensation for their services as committee chairmen. The chairmen of the Nominating and Corporate Governance Committee, Research and Development Oversight Committee, Head and Neck Committee, Chief Executive Officer Search Committee and Executive Committee each received $10,000, or a pro rated portion thereof for portions of the fiscal year served, as compensation for their services as committee chairmen. The chairman of the Head and Neck Committee received an aggregate amount of $1,000 for the first two hours of work spent in connection with committee business or functions each day, and compensation at the rate of $250 per hour thereafter (not to exceed $60,000 annually). Each member of the Audit Committee (other than the chairman) was paid annual compensation of $5,000, or a pro rated portion thereof for portions of the fiscal year served. In addition, during 2005, each non-employee director received a fee of $1,500 for each in-person Board or committee meeting attended and $1,000 for each telephonic Board or committee meeting attended that exceeded 30 minutes in length.

The Board has approved the foregoing compensation guidelines for 2006 service, with the exception of fees payable to the Chairman of the Audit Committee, who, effective February 28, 2006, is entitled to receive $20,000 in annual compensation for service in that capacity. The Board disbanded both the Executive Committee and Head and Neck Committee in 2006.

While he serves as Interim Chief Executive Officer of the Company, Mr. Fischer is not entitled to receive Board or Board committee meeting or service fees, although Mr. Fischer did receive a pro rated portion of the annual Board fee reflecting his service as a director through January 23, 2006 and committee meeting and service fees through that date. Upon his appointment as Interim Chief Executive Officer of the Company, Mr. Fischer ceased serving on the Audit and Compensation Committees.

Directors’ Stock Options

In 2005, the Chairman of the Board was granted options to purchase 45,000 shares of common stock while each non-employee director of the Company was granted options to purchase 30,000 shares of common stock. Such annual option grants vest quarterly within the year, subject to the individual’s continued service on the Board on the scheduled date of vesting and have an exercise price equal to the fair market value of the common stock on the date of grant. However, in the event a non-employee director leaves the Board, his annual share option grant vests daily for the quarterly period in which his service as a director ended. Specific details of all non-employee director stock option grants awarded in 2005 are set forth in the table below.

With respect to 2006 service, in September 2005 the Board approved guidelines providing for option grants to the Chairman, Vice Chairman and other non-employee directors of the Company to purchase 30,000, 25,000 and 20,000 shares, respectively, of the Company’s common stock. Such stock options were granted on January 18, 2006 pursuant to the terms of the Company’s 2002 Non-Qualified Stock Option Plan at a per share exercise price of $34.14, which is equal to the fair market value of the common stock on the date of grant. Newly joining directors are granted a pro rata portion of such an annual stock option grant on the quarterly vesting schedule applicable to the corresponding annual grant to the Board.

The Board further determined that, beginning in 2006, any non-employee director newly joining the Board is entitled to receive a one-time grant of stock options to purchase 20,000 shares of the Company’s common stock upon first becoming a director. Previously, such newly joining directors were entitled to receive a 50,000 stock option grant. Such options vest 25% annually over the four-year period commencing with the date of grant, subject to such individual’s continued service on the Board on the scheduled date of vesting, and have an exercise price equal to the fair market value of the common stock on the date of grant. From time to time, non-employee directors of the Company may be granted additional options in consideration for providing services on the Board.

Name	Number of Options Granted in 2005(1)
Andrew G. Bodnar, M.D., J.D.	30,000
William W. Crouse	30,000
Alexander J. Denner, Ph.D.	0	(2)
Vincent T. DeVita, Jr., M.D.	30,000
John A. Fazio	30,000
Joseph L. Fischer	30,000
Carl C. Icahn	n/a
David M. Kies	45,000
William R. Miller	30,000
Richard C. Mulligan, Ph.D.	n/a
David Sidransky, M.D.	30,000
Charles Woler, M.D., Ph.D., M.B.A.	n/a

       (1) Options were granted, pursuant to the terms of the Company’s 2002 Non-Qualified Stock Option Plan, on January 3, 2005 at a per share exercise price of $46.12, which is equal to the fair market value of the common stock on the date of grant. The options vested quarterly, became exercisable in their entirety on December 16, 2005 and will terminate on January 2, 2015.

       (2) Dr. Denner joined the Board in May 2006.

Committees

During 2005, the Board of Directors met 17 times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he served as a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

The Board of Directors currently has five standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Research and Development Oversight Committee and the Chief Executive Officer Search Committee. The Head and Neck Committee, which was established by the Board in 2004, and the Executive Committee, which was established by the Board in 2005, were disbanded in 2006. Dr. Sidransky was the sole member of the Head and Neck Committee, while Messrs. Kies and Fischer and Dr. Sidransky served on the Executive Committee.

The Board has elected Mr. Kies to serve as Chairman of the Board and Dr. Sidransky to serve as Vice Chairman of the Board. The Chairman of the Board, among other things, sets Board meeting agendas, facilitates communication among directors, works with the Chief Executive Officer, or Interim Chief Executive Officer as the case may be, to ensure appropriate information flow to the Board, and chairs executive sessions of the independent directors when appropriate. The Vice Chairman of the Board assists in these functions in the absence of the Chairman of the Board or as otherwise appropriate. Assignments to, and chairs of, the committees are recommended by the Nominating and Corporate Governance Committee and are selected by the Board. All committees report on their activities to the Board.

Audit Committee.   The Audit Committee monitors the integrity of the Company’s financial statements, the independence, qualifications and performance of the independent registered public accounting firm, the performance of the Company’s internal auditors and the effectiveness of the Company’s disclosure controls and internal control over financial reporting. The Audit Committee is also responsible for retaining, evaluating, and, if appropriate, recommending the termination of, the Company’s independent registered public accounting firm. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee operates under a written charter approved by the Board on August 14, 2003, as amended and restated. The amended and restated charter is posted on the Company’s website at www.imclone.com. The Audit Committee met nine times during fiscal year 2005. The current members of the Audit Committee are John A. Fazio (Chairman), William W. Crouse and William R. Miller. Each of these members is independent under the SEC and Nasdaq Stock Market, Inc. (“Nasdaq”) rules and listing standards currently in effect. The Board has determined that Mr. Fazio is an audit committee financial expert.

Compensation Committee.   The Compensation Committee reviews and approves compensation and benefits policies and objectives, concludes whether the Company’s officers, directors and employees are compensated according to these policies and objectives, and carries out the Board’s responsibilities relating to the compensation of the Company’s executive officers. The Compensation Committee operates under a written charter approved by the Board on November 20, 2002, as amended and restated. The charter is posted on the Company’s website at www.imclone.com. The Compensation Committee met ten times during fiscal year 2005. The Compensation Committee currently consists of William R. Miller (Chairman), William W. Crouse, David M. Kies and Dr. David Sidransky. Each of these members is independent under SEC and Nasdaq rules and listing standards currently in effect.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee is composed solely of independent directors meeting the independence requirements of Nasdaq. The Nominating and Corporate Governance Committee met two times during fiscal year 2005. Until June 15, 2005, the Nominating and Corporate Governance Committee consisted of Messrs. David M. Kies and William R. Miller and Dr. David Sidranksy. As of June 15, 2005, Dr. Vincent DeVita and Mr. John A. Fazio were appointed to the Committee and Mr. Miller and Dr. Sidransky ceased to be members of the Committee. The Nominating and Corporate Governance Committee operates under a written charter adopted on November 20, 2002, as amended, which is posted on the Company’s website at www.imclone.com.

The Nominating and Corporate Governance Committee seeks to create a Board of Directors that is strong in its collective judgment, skill, diversity and experience in the biopharmaceutical, medical research or oncology industries, in its accounting and finance expertise and in its business judgment. When the Nominating and Corporate Governance Committee reviews a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board of Directors and the Company at that time given the then current mix of director attributes, and the extent to which the candidate otherwise would be a desirable addition to the Board of Directors and any committees of the Board of Directors. The composition of the Board of Directors should balance the following goals:

•       the size of the Board of Directors should facilitate substantive discussions of the whole Board of Directors in which each director can participate meaningfully;

•       the composition of the Board of Directors should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company’s business; and

•       a majority of the Board of Directors shall consist of directors who are neither officers nor employees of the Company or its subsidiary, nor have a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise independent under Nasdaq and SEC rules.

In evaluating current directors for re-nomination to the Board of Directors, the Nominating and Corporate Governance Committee assesses the performance of each such director, as well as the challenges and needs of the Company.

General criteria for the nomination of director candidates include:

•       Personal qualities, characteristics, accomplishments and reputation in the business, scientific, and/or medical communities;

•       The ability and willingness to commit adequate time to Board of Directors and committee matters;

•       The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board of Directors that is effective, collegial and responsive to the needs of the Company; and

•       A diversity of viewpoints, background, experience and other factors.

The Nominating and Corporate Governance Committee will ensure that a majority of the directors on the Board of Directors are independent in accordance with Nasdaq listing criteria. It also must ensure that the members of the Board of Directors maintain the requisite qualifications under Nasdaq listing standards and SEC rules for membership on the Audit, Compensation, and Nominating and Corporate Governance Committees.

The Nominating and Corporate Governance Committee will consider nominations submitted by stockholders. The Nominating and Corporate Governance Committee considers nominations for director made by stockholders of the Company in accordance with the procedures for submission of proposals at annual or special meetings of stockholders set forth in the Company’s by-laws. Such procedures require that notice by any stockholder be delivered to the Secretary of the Company not less than 60 nor more than 90 days prior to the date of the Annual Meeting, which notice shall include a statement in writing setting forth the name and address of the person to be nominated as director, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), and such person’s signed consent to serve as a director of the Company if elected. If the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first announced or disclosed.

The Nominating and Corporate Governance Committee currently employs a search firm to assist it in identifying candidates for director. The Committee also receives suggestions for director candidates from members of the Board of Directors.

The Nominating and Corporate Governance Committee is also charged with annually leading the Board in a self-evaluation to determine if it is functioning effectively, and with periodically reviewing the size and responsibilities of the Board.

With respect to corporate governance matters, the Nominating and Corporate Governance Committee has developed, and the Board has approved, the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and other key governance codes, such as the Company’s Corporate Compliance Program. At least annually, the Committee reviews and reassesses the adequacy of these codes and recommends proposed revisions to the Board. The Committee is also responsible for tasks assigned to it in the Company’s codes, including monitoring the Company’s compliance efforts. In addition, the Committee reviews requests for waivers of the Company’s codes for the Company’s directors, executive officers and other senior financial officers and makes related recommendations to the Board.

Research and Development Oversight Committee.   The Research and Development Oversight Committee is responsible for overseeing the Company’s research and development. The Research and Development Oversight Committee operates under a written charter adopted by the Board on May 11, 2005, as amended. The charter is posted on the Company’s website at www.imclone.com. The Research and Development Oversight Committee met four times during fiscal year 2005. The current members of the Committee are Dr. Vincent T. DeVita Jr. (Chairman), Dr. Andrew G. Bodnar and Dr. David Sidransky.

Attendance at Annual Meeting

There is no Company policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend the annual meetings at which they stand for election or re-election. At the Company’s 2005 Annual Meeting of Stockholders, all of the directors who were standing for re-election to the Board attended the meeting.

Communicating with our Board members

Although our Board of Directors has not adopted a formal process for stockholder communications with the Board, we make every effort to ensure that the views of stockholders are heard either by the Board or by individual directors, and we believe that this has been an effective process to date. Stockholders may communicate with the Board by sending a letter to the ImClone Systems Incorporated Board of Directors, c/o the Corporate Secretary, 180 Varick Street, New York, New York 10014. The Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, as appropriate.

In addition, any person, whether or not an employee, who has a concern about the conduct of the Company or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern in writing by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, at 180 Varick Street, New York, New York 10014.

Report of the Audit Committee of the Board of Directors

Membership and Role of the Audit Committee

The Audit Committee of the Board of Directors serves as an independent and objective party to monitor and provide general oversight of the Company’s financial accounting and reporting processes, selection of critical accounting policies, and system of internal controls. Until June 15, 2005, the Audit Committee consisted of Messrs. John A. Fazio (Chairman), William W. Crouse, Joseph L. Fischer and William R. Miller. As of June 15, 2005, Mr. Crouse ceased to be a member of the Committee. Upon the appointment of Mr. Fischer as Interim Chief Executive Officer of the Company in January 2006, Mr. Crouse rejoined the Audit Committee and Mr. Fischer resigned from the Committee.

The Audit Committee operates under a written charter adopted by the Board of Directors on August 14, 2003, as amended, which can be found in the Corporate Governance section of the Company’s corporate website, www.imclone.com. Among other matters, the Audit Committee, in its oversight role, reviews and reassesses, at least annually, the adequacy of the charter and conducts an annual performance evaluation. The Audit Committee met ten times during 2005.

Each director serving on the Audit Committee is independent as determined by the Company’s Board of Directors based upon the applicable requirements of Nasdaq. Each member of the Audit Committee also satisfies the SEC’s additional independence requirements for members of audit committees. In addition, the Board of Directors has determined that Mr. Fazio is, and while he served on the Audit Committee Mr. Fischer was, an “audit committee financial expert” under the SEC rules.

The Audit Committee focuses on assisting the Board of Directors in its oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Company’s procedures and processes for compliance with legal and regulatory requirements, the performance of the independent registered public accounting firm and the Company’s internal audit function. In carrying out these responsibilities, the Audit Committee, among other things:

•       reviews and discusses the Company’s annual audited financial statements and quarterly unaudited financial statements;

•       supervises the relationship between the Company and its independent registered public accounting firm, including appointing, retaining, overseeing and terminating the independent registered public accounting firm; pre-approving all audit services, audit-related services, tax services and other services to be provided by the independent registered public accounting firm; and reviewing and evaluating the qualifications, performance and independence of the independent registered public accounting firm;

•       reviews responsibilities, projects and staffing of the internal auditing department; and

•       monitors the effectiveness of the Company’s disclosure controls and internal control over financial reporting.

Audit Committee Oversight Functions

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and KPMG LLP, the Company’s independent registered public accounting firm (“KPMG”), all annual and quarterly financial statements prior to their issuance. During 2005, management advised the Audit Committee that each set of financial statements had been prepared in accordance with U.S. generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Audit Committee.

The Audit Committee has discussed with KPMG the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards AU Section 380), as currently in effect, and, with and without management present, has reviewed and discussed the Company’s annual financial statements. The Audit Committee has also discussed with management the significant accounting principles used by the Company, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with KPMG matters relating to its independence, including the written disclosures and letter from KPMG to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect. In connection with these discussions, the Audit Committee obtained from KPMG a formal written statement describing all relationships between it and the Company that might bear on the independent registered public accounting firm’s independence from the Company and its management. The Audit Committee further discussed with management and KPMG any relationships that might have impacted or may impact the independent registered public accounting firm’s objectivity and independence, and has satisfied itself as to KPMG’s independence.

During 2005, the Audit Committee reviewed the Company’s internal and disclosure control structures. As part of this process, the Audit Committee monitored the Company’s internal auditing program by reviewing staffing levels and the steps taken to implement recommended improvements in internal controls and procedures. The Audit Committee’s meetings include, whenever appropriate, executive sessions with KPMG and with the Company’s internal auditor, in each case without the presence of the Company’s other management, to raise and discuss any issues or concerns that they may have had about the adequacy and proper, timely functioning of the Company’s control, reporting, disclosure and compliance systems and procedures.

In performing all of these functions, the Audit Committee acted and continues to act only in an oversight capacity on behalf of the Board of Directors. Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s systems of internal controls. In its oversight role, the Audit Committee necessarily relies on the procedures, work and assurances of the Company’s management. KPMG has audited the annual financial statements prepared by management, and expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles, and has audited management’s assessment of, and the effective operation of, the Company’s internal control over financial reporting, and has expressed an opinion on these based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

During 2005, management documented, tested and evaluated the Company’s internal control over financial reporting pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee was kept apprised of the Company’s progress by management and KPMG at each regularly scheduled Audit Committee meeting. Management has provided the Audit Committee with a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has reviewed management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the report of KPMG thereon included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Based on the Audit Committee’s reviews and discussions noted above, the undersigned Audit Committee members recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005. The Audit Committee also has recommended that KPMG be ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Audit Committee:

John A. Fazio, Chairman
William W. Crouse
William R. Miller

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Biographical information concerning the Company’s executive officers, including certain former executive officers, is set forth below.

Richard Crowley, 49, has served as Senior Vice President, Biopharmaceutical Operations, since February 2006. In this role, Mr. Crowley oversees the Company’s biologics manufacturing operations, which include the manufacturing, process development, engineering and facilities, quality control and quality assurance departments. Mr. Crowley joined the Company in January 2000 as Assistant Vice President, Manufacturing and was promoted to Vice President, Manufacturing and General Manager in June 2001. Prior to joining the Company, Mr. Crowley served in a variety of positions at BASF, Genencor International, Eastman Kodak and Monsanto. Most recently, he served as Director of Biologics Manufacturing at BASF Bioresearch Corp., where he was responsible for the construction and operation of a multi-product biopharmaceutical GMP clinical pilot/production facility.

Philip Frost, M.D., Ph.D., 66, joined the Company as Executive Vice President, Chief Scientific Officer on March 1, 2005. Dr. Frost served as Interim Chief Executive Officer of the Company from November 10, 2005 to January 23, 2006. Prior to joining the Company, he was Vice President, Oncology at Wyeth Pharmaceuticals from 1995 to 2005. His group was responsible for expanding Wyeth’s oncology portfolio with 23 compounds. From 1992 to 1994, he served as Vice President, Oncology at Sandoz Pharmaceuticals (now Novartis). Before entering the industry, Dr. Frost was an endowed professor of Cell Biology and Medicine at the MD Anderson Cancer Center. Dr. Frost earned his B.A. from Yeshiva College, his M.D. from the State University of New York at Buffalo and his Ph.D. from the Council of National Academic Awards, London, England.

Michael J. Howerton, 54, has served as Senior Vice President, Chief Financial Officer since June 2004. Beginning in May 2003, he served as Vice President, Finance and Business Development and Acting Chief Financial Officer and Secretary. From August 2001 until May 2003, Mr. Howerton served as the Company’s Vice President, Business Development and was responsible for the pursuit and development of new business opportunities for the Company, including acquisitions, product in-licensing and out-licensing and strategic alliances. Prior to joining the Company, Mr. Howerton built a 25-year career at Bristol-Myers Squibb Company. In his most recent position at Bristol-Myers Squibb, Mr. Howerton served as Vice President, Financial Analysis and Assistant Controller from 1998 to 2001, directing activities relating to the financial and strategic analysis, budgeting and profit planning of the company. Prior to that position, Mr. Howerton served as Vice President, Corporate Development for eight years, and was responsible for activities relating to the acquisitions, divestitures and strategic alliances for Bristol-Myers Squibb’s Worldwide Medicines Group. Mr. Howerton earned his B.A. from Holy Cross College and his M.B.A. from Iona College in New Rochelle, New York.

Erik D. Ramanathan, J.D., 35, has served as the Company’s General Counsel since September 2004 and, in April 2006, was promoted to Senior Vice President of the Company. Mr. Ramanathan has served as Secretary of the Company since November 2004. Mr. Ramanathan had previously served as Vice President, Legal, and Associate General Counsel of the Company, beginning in January 2003. He joined the Company in July 2000 as its Director, Legal and was promoted to Senior Director, Legal in January 2002 and to Assistant Vice President, Legal in August 2002. Prior to joining the Company, Mr. Ramanathan was an attorney at the law firm of Proskauer Rose LLP. Mr. Ramanathan holds a law degree from Harvard Law School and an undergraduate science degree from The Johns Hopkins University.

Eric K. Rowinsky, M.D., 50, has served as the Company’s Senior Vice President, Chief Medical Officer since February 2005. He is also a Clinical Professor of Medicine (Division of Medical Oncology) at the University of Texas Health Science Center, San Antonio, Texas. More recently, Dr. Rowinsky held the position of Director of the Institute of Drug Development at the Cancer Therapy and Research Center’s

Institute for Drug Development (“IDD”) from 2002 to 2004 and was the Director of Clinical Research at the IDD from 1996 to 2002. In addition, he held the SBC Endowed Chair for Early Drug Development at the IDD. Dr. Rowinsky also served as an Associate Professor of Oncology at Johns Hopkins University until 1996. Dr. Rowinsky’s research and clinical interests include preclinical, translational, and early clinical and pharmacological studies of novel anticancer drugs, as well as discerning and evaluating developmental and regulatory strategies. He is the Editor-in-Chief of Investigational New Drugs, and an Associate Editor of Cancer Research, Clinical Cancer Research, Annals of Oncology, and several other oncology journals. He serves on the Board of Scientific Counselors of the National Cancer Institute. Dr. Rowinsky received a B.A. degree from New York University and an M.D. degree from the Vanderbilt University School of Medicine. Following his residency in internal medicine, he completed fellowship training in medical oncology at the Johns Hopkins University School of Medicine.

Ana I. Stancic, 49, joined the Company as Vice President, Controller and Chief Accounting Officer on February 4, 2004, and was named Vice President, Finance and Chief Accounting Officer in July 2006. Prior to joining the Company, she was Vice President and Controller at Savient Pharmaceuticals, Inc from 2003 to February 2004. Ms. Stancic was Vice President and Chief Accounting Officer at Ogden Corporation from 1999 to 2002 and Regional Chief Financial Officer at OmniCare, Inc. from 1997 to 1999. In her current and former positions, Ms. Stancic is and was responsible for matters in the areas of corporate finance including financial reporting, treasury function, acquisitions, budgeting, financial risk management and/or corporate governance. Ms. Stancic began her career in 1985 at PricewaterhouseCoopers in the Assurance practice where she had responsibility for international and national companies in the pharmaceutical and services industries. Ms. Stancic is a Certified Public Accountant and holds an M.B.A. degree from Columbia Business School.

Information Concerning Former Executive Officers

Daniel S. Lynch, 48, terminated employment with the Company effective as of November 10, 2005. Prior to his termination, he had served as a director and Chief Executive Officer of the Company since February 2004. He joined the Company in April 2001 as its Vice President, Finance and Chief Financial Officer, later becoming Senior Vice President, Finance and Chief Financial Officer and Senior Vice President and Chief Administrative Officer.

Ronald A. Martell, 44, resigned from the Company effective as of August 7, 2006. Prior to his resignation, he had served as Senior Vice President, Commercial Operations since January 2004. Mr. Martell joined the Company in 1998 as Vice President, Marketing.

S. Joseph Tarnowski, Ph.D., 53, resigned from the Company effective as of February 22, 2006. Prior to his resignation, he had served as Senior Vice President, Manufacturing Operations and Product Development since April 2001. He was Vice President, Product and Process Development from January 1999 through April 2001.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the cash and non-cash compensation awarded to, earned by, or paid to each individual that served as our Chief Executive Officer (or Interim Chief Executive Officer, as the case may be) or acted in a similar capacity during the last completed fiscal year and our four most highly compensated executive officers, other than the foregoing individuals, who were serving at the end of the last completed fiscal year (our “named executive officers”) for each of the last three fiscal years.

	Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Year	Salary(1)	Bonus(2)		Other Annual Compensation(3)		Securities Underlying Options SARs		All Other Compensation(4)
Daniel S. Lynch(5)	2005	$486,000	—		—		—		$288
Former Chief Executive	2004	503,477	400,000	(6)	—		282,500		104
Officer	2003	414,818	425,000	(7)	—		71,500		104
Philip Frost, M.D., Ph.D.(8)	2005	$320,077	$190,000		$116,818	(9)	100,000	(10)	$2,521
Executive Vice President,	2004	—	—		—		—		—
Chief Scientific Officer	2003	—	—		—		—		—
(Former Interim Chief
Executive Officer)
Eric K. Rowinsky, M.D.	2005	$324,519	$150,000		$468,876	(11)	75,000	(12)	$6,300
Senior Vice President,	2004	—	—		—		—		—
Chief Medical Officer	2003	—	—		—		—		—
Michael J. Howerton	2005	$327,000	$141,000		—		—		$2,610
Senior Vice President,	2004	299,197	120,000		—		57,500		960
Chief Financial Officer	2003	266,316	125,000		—		38,500		1,702
S. Joseph Tarnowski(13)	2005	$305,200	$132,000		—		—		$6,300
Former Senior Vice	2004	292,468	112,000		—		7,500		2,985
President, Manufacturing	2003	255,832	125,000		—		16,500		1,636
Operations and
Product Development
Ronald A. Martell(14)	2005	$277,950	$120,000		—		—		$6,300
Former Senior Vice	2004	268,010	102,000		—		7,500		3,193
President, Commercial	2003	231,057	100,000		—		23,500		1,372
Operations

(1)          Amounts shown include compensation deferred pursuant to Section 401(k) of the Internal Revenue Code (the “Code”) and/or compensation for unused vacation time.

(2)          The Compensation Committee awards bonuses to executive officers under the Company’s shareholder approved annual incentive plan. The annual incentive plan, which satisfies the requirements of Section 162(m) of the Code, provides for maximum permitted bonuses based on a percentage of operating income, with actual bonuses determined within such limit based on performance criteria related to revenues, earnings, achievement of specific product related targets and a discretionary factor. Certain employment agreements have also provided for the payment of minimum guaranteed bonuses. Amounts shown include awards paid relative to services rendered in each of the last three fiscal years. All bonus awards for each of the last three fiscal years were paid in cash. Bonuses are recorded for the period in which they were earned.

(3)          Excludes perquisites and other personal benefits, securities or properties received by each named executive officer which did not equal or exceed the lesser of $50,000 or 10% of such individual’s base salary plus bonus.

(4)          Amounts shown include amounts paid by the Company as a matching contribution to employees’ 401(k) accounts.

(5)          Mr. Lynch terminated employment with the Company effective November 10, 2005 after having been named Senior Vice President and Chief Administrative Officer, Acting Chief Executive Officer on April 29, 2003 and Chief Executive Officer on February 12, 2004.

(6)          Pursuant to the terms of an employment agreement dated March 19, 2004 (which amended and restated his employment agreement dated September 19, 2001), Mr. Lynch’s annual bonus was not to exceed 200% of his base salary for any given year.

(7)          Pursuant to the terms of an employment agreement dated September 19, 2001, Mr. Lynch was guaranteed a minimum annual bonus that was not less than his base salary for the relevant bonus year.

(8)          Dr. Frost ceased serving as Interim Chief Executive Officer of the Company effective January 23, 2006.

(9)          Consists of $100,000 paid as a sign-on bonus and $16,818 as payment for services as Interim Chief Executive Officer of the Company during 2005.

(10)   Consists of options granted in connection with Dr. Frost’s appointment as Executive Vice President, Chief Scientific Officer on March 1, 2005.

(11)   Consists of $100,000 paid as a sign-on bonus, $234,522 paid as a relocation bonus and $134,354 paid as reimbursement of moving expenses.

(12)   Consists of options granted in connection with Dr. Rowinsky’s appointment as Senior Vice President, Chief Medical Officer on February 21, 2005.

(13)   Dr. Tarnowski resigned from the Company effective February 22, 2006.

(14)   Mr. Martell resigned from the Company effective August 7, 2006.

Option Grants For Fiscal Year 2005

The following table sets forth certain information relating to stock option grants to the named executive officers of the Company for the year ended December 31, 2005.

	Individual Grants					Potential Realizable
	Number of Securities Underlying Options		Percent of Total Options Granted to Employees	Exercise of Base Price	Expiration	Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)(3)
Name	Granted		in Fiscal 2005	($/Share)(2)	Date	5%	10%
Daniel S. Lynch	0	(4)	—	—	—	—	—
Former Chief Executive
Officer
Philip Frost, M.D., Ph.D.	100,000	(5)	13.88%	$43.93	2/28/2015	$2,761,778	$6,998,336
Executive Vice President,
Chief Scientific Officer
(Former Interim Chief
Executive Officer)
Eric K. Rowinsky, M.D.	75,000	(6)	10.42%	$42.52	2/20/2015	$2,004,851	$5,080,285
Senior Vice President, Chief
Medical Officer
Michael J. Howerton	0	(7)	—	—	—	—	—
Senior Vice President, Chief
Financial Officer
S. Joseph Tarnowski	0	(8)	—	—	—	—	—
Former Senior Vice
President, Manufacturing
Operations and Product
Development
Ronald A. Martell	0	(9)	—	—	—	—	—
Former Senior Vice
President, Commercial
Operations

(1)          The Company granted options to purchase a total of 720,000 shares of common stock to employees during 2005.

(2)          Options were granted to purchase common stock at an exercise price that equaled the fair market value of the common stock on the date of the grant.

(3)          The amounts set forth in the two columns represent hypothetical gains that might be achieved by the holders if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the dates the respective options were granted.

(4)          Mr. Lynch terminated employment with the Company effective November 10, 2005 after having been named Senior Vice President and Chief Administrative Officer, Acting Chief Executive Officer on April 29, 2003 and Chief Executive Officer on February 12, 2004.

(5)          Consists of options granted in connection with Dr. Frost’s appointment as Executive Vice President, Chief Scientific Officer on March 1, 2005, which became fully vested and exercisable on December 16, 2005 when the Board of Directors and the Compensation Committee of the Board approved the acceleration of vesting of unvested Company stock options with exercise prices equal to or greater than $33.44 per share (the closing price of the Company’s common stock on the Nasdaq National Market on December 16, 2005) outstanding as of December 16, 2005, provided, however, that all of these options were subject to the Lock-Up Restrictions as of December 31, 2005. On January 18, 2006, Dr. Frost was granted 25,000 options with respect to his 2005 performance at an exercise price of $34.14. These options will be become exercisable as to 33 1/3% of the shares on each of the first, second and third anniversaries of the date of grant.

(6)          Consists of options granted in connection with Dr. Rowinsky’s appointment as Senior Vice President, Chief Medical Officer on February 21, 2005, which became fully vested and exercisable on December 16, 2005 when the Board of Directors and the Compensation Committee of the Board approved the acceleration of vesting of unvested Company stock options with exercise prices equal to or greater than $33.44 per share (the closing price of the Company’s common stock on the Nasdaq National Market on December 16, 2005) outstanding as of December 16, 2005, provided, however, that all of these options were subject to the Lock-Up Restrictions as of December 31, 2005. On January 18, 2006, Dr. Rowinsky was granted 25,000 options with respect to his 2005 performance at an exercise price of $34.14. These options will be become exercisable as to 33 1/3% of the shares on each of the first, second and third anniversaries of the date of grant.

(7)          On January 18, 2006, Mr. Howerton was granted 20,000 options with respect to his 2005 performance at an exercise price of $34.14. These options will be become exercisable as to 33 1/3% of the shares on each of the first, second and third anniversaries of the date of grant.

(8)          Dr. Tarnowski resigned from the Company effective February 22, 2006. On January 18, 2006, Dr. Tarnowski was granted 10,000 options with respect to his 2005 performance at an exercise price of $34.14. These options were canceled as of his termination date.

(9)          Mr. Martell resigned from the Company effective August 7, 2006. On January 18, 2006, Mr. Martell was granted 10,000 options with respect to his 2005 performance at an exercise price of $34.14. These options were canceled as of his termination date.

Aggregated Option Exercises in 2005 and Fiscal Year-End Option Values

The following table sets forth aggregated option exercises during 2005 by the named executive officers and the value of the options held by such persons on December 31, 2005, whether or not exercisable on such date.

			Number of Shares
			Underlying Unexercised			Value of Unexercised
	Shares		Options at			In-the-Money Options at
	Acquired on	Value	December 31, 2005			December 31, 2005(1)
Name	Exercise(#)	Realized($)	Exercisable		Unexercisable	Exercisable($)	Unexercisable($)
Daniel S. Lynch(2)	0	$0	881,500		0	$3,026,525	$0
Former Chief Executive
Officer
Philip Frost, M.D., Ph.D.	0	$0	100,000	(3)	0	$0	$0
Executive Vice President,
Chief Scientific Officer
(Former Interim
Chief Executive Officer)
Eric K. Rowinsky, M.D.	0	$0	75,000	(4)	0	$0	$0
Senior Vice President,
Chief Medical Officer
Michael J. Howerton	5,000 (5)	$140,300	187,250	(6)	0	$605,463	$0
Senior Vice President,
Chief Financial Officer
S. Joseph Tarnowski(7)	19,000 (8)	$610,932	238,362	(9)	0	$3,164,984	$0
Former Senior Vice
President,
Manufacturing
Operations and Product
Development
Ronald A. Martell(10)	0	$0	283,459	(11)	0	$4,909,203	$0
Former Senior Vice President,
Commercial Operations

(1)          The values were calculated by multiplying the closing market price of the Company’s common stock on December 30, 2005 ($34.24 per share as reported by the Nasdaq National Market on that date) by the respective number of shares and subtracting the aggregate exercise price, without making any adjustments for vesting, termination, contingencies or other variables. If the exercise price of an option is equal to or greater than $34.24, the option is deemed to have no value.

(2)          Mr. Lynch terminated employment with the Company effective November 10, 2005 after having been named Senior Vice President and Chief Administrative Officer, Acting Chief Executive Officer on April 29, 2003 and Chief Executive Officer on February 12, 2004.

(3)          All of these options were subject to the Lock-Up Restrictions as of December 31, 2005.

(4)          All of these options were subject to the Lock-Up Restrictions as of December 31, 2005.

(5)          Mr. Howerton exercised and sold these employee stock options pursuant to a trading plan dated August 31, 2005 qualified under Rule 10b5-1 of the Exchange Act.

(6)          Includes 41,250 options subject to the Lock-Up Restrictions as of December 31, 2005.

(7)          Dr. Tarnowski resigned from the Company effective February 22, 2006.

(8)          Dr. Tarnowski exercised and sold these employee stock options pursuant to three trading plans dated August 20, 2004, October 14, 2004 and January 28, 2005 qualified under Rule 10b5-1 of Exchange Act.

(9)          Includes 3,750 options subject to the Lock-Up Restrictions as of December 31, 2005.

(10)   Mr. Martell resigned from the Company effective August 7, 2006.

(11)   Includes 6,250 options subject to the Lock-Up Restrictions as of December 31, 2005.

Long-Term Incentive Compensation for Fiscal Year 2005

The following table sets forth certain additional disclosure relating to long-term incentive compensation awards, made in January 2006, to the named executive officers of the Company with respect to performance for the year ended December 31, 2005.

	Number of Shares, Units	Performance or	Estimated Future Payouts Under Non-Stock Price-Based Plans(1)
Name and Principal Position	or Other Rights	Other Period Until Maturation or Payout	Threshold ($ or #)	Target ($ or #)		Maximum ($ or #)
Daniel S. Lynch	—	—	—	—		—
Former Chief Executive Officer
Philip Frost, M.D., Ph.D.	—	January 1, 2006 through	$0	$85,000		$127,500
Executive Vice President		December 31, 2007
and Chief Scientific
Officer (Former Interim	—	January 1, 2006 through	$0	$85,000		$127,500
Chief Executive Officer)		December 31, 2008
Eric K. Rowinsky, M.D.	—	January 1, 2006 through	$0	$75,000		$112,500
Senior Vice President and		December 31, 2007
Chief Medical Officer
	—	January 1, 2006 through
		December 31, 2008	$0	$75,000		$112,500
Michael J. Howerton	—	January 1, 2006 through	$0	$75,000		$112,500
Senior Vice President and		December 31, 2007
Chief Financial Officer
	—	January 1, 2006 through
		December 31, 2008	$0	$75,000		$112,500
S. Joseph Tarnowski	—	January 1, 2006 through	$0	$75,000	(2)	$112,500	(2)
Former Senior Vice		December 31, 2007
President, Manufacturing
Operations and	—	January 1, 2006 through	$0	$75,000	(2)	$112,500	(2)
Product Development		December 31, 2008
Ronald A. Martell	—	January 1, 2006 through	$0	$75,000	(2)	$112,500	(2)
Former Senior Vice President,		December 31, 2007
Commercial Operations
	—	January 1, 2006 through
		December 31, 2008	$0	$75,000	(2)	$112,500	(2)

(1)          On January 18, 2006, employees of the Company, including the named executive officers then employed by the Company, received a target cash award opportunity under the Company’s 2006-2008 Retention Plan for the performance periods commencing on January 1, 2006 and ending on, respectively, December 31, 2007 and December 31, 2008. The amount of the award received by a recipient will be calculated at the end of the performance period by comparing the Company’s share price at the beginning of the performance period with the Company’s share price at the end of the performance period based on a 30-day average. The cash bonus for the recipient will generally be calculated by adjusting the target award opportunity between 100% and 150% based on any Company share price increase. No bonus will be payable in respect of the performance period if the Company’s share price at the conclusion of the performance period is less than the share price at the beginning of the performance period.

Cash bonuses under the plan are payable following the end of the performance period, provided that the recipient remains continuously employed by the Company through that date. Special rules apply in the event of a change in control of the Company during the performance period, and in the event the recipient’s employment terminates during the performance period due to death or disability.

(2)          These amounts were forfeited upon the termination of employment with the Company of each of Dr. Tarnowki and Mr. Martell.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2005, relating to equity compensation plans of the Company pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))(c)
Equity Compensation Plans Approved by Stockholders	9,609,691	$38.83	1,225,982	(1)
Equity Compensation Plans Not Approved by Stockholders(2)	3,009,502	$32.74	323,000	(3)
Total	12,619,193	$37.38	1,548,982

(1)       Consists of securities available for issuance under the Company’s 2002 Stock Option Plan only.

(2)       The Company’s 1998 Non-Qualified Stock Option Plan and 2005 Inducement Stock Option Plan are the only equity compensation plans that were adopted without shareholder approval. The material features of these plans are summarized below. The Company is no longer granting options under the 1998 Non-Qualified Stock Option Plan. After stockholder approval of the Company’s proposed 2006 Stock Incentive Plan, no further awards will be granted under either the 2002 Stock Option Plan or the Inducement Stock Option Plan.

(3)       Consists of securities available for issuance under the Company’s 2005 Inducement Stock Option Plan only.

As of July 31, 2006, 12,468,336 shares of common stock were available for issuance upon the exercise of outstanding options, with a weighted average exercise price of $37.76 and a weighted average term of 6.40 years. No restricted shares of common stock were outstanding at either December 31, 2005 or July 31, 2006. As of July 31, 2006, 687,362 shares of common stock were available for issuance under the Company’s 2002 Stock Option Plan and 221,000 shares of common stock were available for issuance under the Company’s 2005 Inducement Stock Option Plan. As of July 31, 2006, the Company had 84,271,605 outstanding shares of common stock.

1998 Non-Qualified Stock Option Plan.   The Company’s 1998 Non-Qualified Stock Option Plan (the “1998 Plan”) was adopted on May 27, 1998 and has not been approved by stockholders. The Company is no longer granting options under the 1998 Plan.

The maximum number of shares available for issuance under the 1998 Plan was 10 million, subject to adjustments for corporate transactions. Under the 1998 Plan, non-qualified stock options to purchase the Company’s common stock had been granted to persons who at the time of grant were consultants, advisors or employees of the Company. Each option granted under the 1998 Plan has a term not exceeding 10 years. The number of underlying shares, the exercise price and other terms and conditions of the stock options granted under the 1998 Plan were determined by the Compensation Committee, but, except as otherwise provided by such committee, unvested options are forfeited immediately upon a termination of employment for any reason except death or disability, and vested options are exercisable for 30 days after such termination. In the case of a termination by reason of death or disability, vested options are generally exercisable for 12 months.

Options granted under the 1998 Plan are not transferable except in the case of death or, if permitted by the Compensation Committee, to certain members of the immediate family of the optionee. The Board of Directors may amend or terminate the plan at any time except for actions which are adverse to options previously granted. The 1998 Plan is administered by the Compensation Committee.

2005 Inducement Stock Option Plan.   The Company’s 2005 Inducement Stock Option Plan (the “Inducement Plan”) was adopted by the Compensation Committee on October 17, 2005 and has not been approved by stockholders. The Inducement Plan was adopted for the sole purpose of permitting the Company to make one-time grants of stock options to newly hired key employees who have not previously been employees or directors of the Company as an inducement to such persons entering into employment with the Company, in accordance with Nasdaq Marketplace Rule 4350(i)(1)(A)(iv). The Plan permits the Company to issue up to a total of 600,000 inducement options to eligible participants to purchase shares of common stock of the Company on terms and conditions set forth therein and in individual award agreements under the Plan, in each case on terms commensurate with options granted under the Company’s 2002 Stock Option Plan. The material terms of each such grant are promptly announced by the Company by press release pursuant to Nasdaq Marketplace Rule 4350(i)(1)(A)(iv).

Employment Contract and Change-in-Control Arrangements

Employment Agreement with Daniel S. Lynch.   The Company entered into an employment agreement with Daniel S. Lynch, its former Chief Executive Officer, on March 19, 2004, as amended December 7, 2005 for purposes of Section 409A of the Code, including the deferral of payments thereunder. By mutual agreement with the Board of Directors, Mr. Lynch’s resignation from the Company, effective November 10, 2005, was treated as a termination by the Company without cause under that agreement. Accordingly, as of his termination of employment, Mr. Lynch became entitled to (1) his unpaid base salary and expenses, (2) a cash payment of $2,769,318 (equivalent to 300% of the sum of his base salary in effect on the date of termination plus the three-year average of the actual bonuses paid with respect to the three years immediately preceding the year of termination), payable as follows: (i) 16 2/3% payable in a lump sum on May 11, 2006, (ii) 16 2/3% payable in equal installments, in accordance with the Company’s regular payroll practice, over the six-month period commencing on May 11, 2006 and (iii) 66 2/3% payable in a lump sum on November 10, 2006, and (3) the immediate vesting of all stock options held by Mr. Lynch, with such stock options to remain exercisable for periods of 90 days or one year, depending upon the option grant.

The employment agreement also contains standard confidentiality, non-competition and non-solicitation provisions.

Senior Executive Severance Plan.   To enhance the predictability of treatment for executives at the level of Vice President, Senior Vice President and Executive Vice President whose employment with the Company is terminated by the Company without cause (as such concept is explained in the plan), the Compensation Committee approved and adopted a Senior Executive Severance Plan effective as of October 20, 2004.

As a condition to receipt of benefits under the plan, a participating employee must sign an agreement and general release in a form acceptable to the plan administrator under which the participant agrees to certain confidentiality and non-solicitation provisions for a period of one year following his or her employment termination date, agrees to certain non-competition provisions for the duration of the employee’s receipt of severance pay, and releases and discharges the Company and its affiliates from any and all claims and liabilities relating to the employee’s employment with the Company or the termination of the employee’s employment. Receipt of benefits under the plan is also contingent upon the employee’s continued employment through the employment termination date designated by the Company. The severance amounts payable to an employee under the plan will be reduced, dollar-for-dollar, by the amount of any other termination payments paid or payable to the employee under any other plan, program or law (excluding any right to exercise stock options, any unemployment benefits payable in accordance with state law and payment for accrued but unused vacation).

The Senior Vice Presidents and Executive Vice Presidents who participate in the plan and sign the above-described agreement and release upon their termination without cause are entitled to receive an amount equal to one year’s base salary as severance and, if the employee would otherwise be eligible to elect employee-paid continued coverage under COBRA, Company-provided health insurance coverage for one year following a termination without “cause”, subject to cessation upon the employee’s becoming eligible for similar coverage offered by another employer. Senior Vice Presidents and Executive Vice Presidents would also be entitled continue their non-voluntary life insurance coverage provided by the Company with the premiums paid by the Company for 12 months after a termination without cause, subject to cessation when the employee becomes eligible for coverage under a life insurance plan or policy of another employer. Vice Presidents who meet the above criteria are entitled to the greater of six months’ base salary or two weeks’ base salary for each year of service with the Company, as well as six months of Company-paid health and life insurance coverage, subject to the conditions described above.

Transition Severance Plan.   The Compensation Committee adopted the Transition Severance Plan (the “Transition Plan”), effective March 1, 2006, to provide additional protection on termination for certain Vice Presidents of the Company and termination protection for select other employees. Under this plan, each covered employee is eligible to receive a severance payment from the Company (varying between six and twelve months of the employee’s base salary) upon any involuntary termination of his or her employment by the Company without cause and, following any change in control of the Company, upon his or her voluntary termination of employment for good reason. The Transition Plan’s duration is 18 months.

As a condition to receipt of benefits under the Transition Plan, a participating employee must sign an agreement and general release in a form acceptable to the plan administrator under which the participant releases and discharges the Company and its affiliates from any and all claims and liabilities relating to the employee’s employment with the Company or the termination of the employee’s employment. Receipt of benefits under the plan is also contingent upon the employee’s continued employment through the employment termination date designated by the Company. The severance amounts payable to an employee under the plan will be reduced, dollar-for-dollar, by the amount of any other termination payments paid or payable to the employee under any other plan, program or law (excluding any right to exercise stock options or other long-term incentive awards, any unemployment benefits payable in accordance with state law and payment for accrued but unused vacation). With respect to participating employees in a position at the level of Vice President, the severance pay amounts under the Transition Plan are intended to be in lieu of, and not in addition to, any amounts otherwise payable under the Senior Executive Severance Plan, if applicable to such participant pursuant to the terms of that plan, and such participant may be eligible for the continued health benefits set forth in the Senior Executive Severance Plan, if applicable to such participant pursuant to the terms of that plan.

Change-in-Control Plan.   The Board adopted a Change-in-Control Plan effective September 1, 2004, as amended February 16, 2006. The purpose of the plan is to maintain the focus of certain key employees of the Company on the business, mitigate the distractions that could be caused if the Company were to become the target of an acquisition strategy, and provide certain benefits to the covered employees if a change-in-control of the Company (as such term is defined in the plan, a “Change-in-Control”) occurs and/or the employee’s employment is terminated in connection with such change-in-control. Participants in the Change-in-Control Plan are determined by the Compensation Committee. Currently, Drs. Frost and Rowinsky and Messrs. Howerton, Crowley and Ramanathan and Mses. Cammy and Rabney (each, a tier 2 participant), and Ms. Stancic (a tier 3 participant), participate in the Change-in-Control Plan.

In the event of a Change-in-Control, all equity-based compensation awards held by the plan participants will vest in full (unless the Compensation Committee determines that the participants’ awards will be substituted for equity awards in the surviving entity of equivalent economic value) and any deferred compensation of participants will become nonforfeitable. In addition, if a participant in the Change-in-Control Plan is terminated in connection with a change-in-control by the Company without cause or by the participant for good reason (as such terms are defined in the plan), the Company will pay to the participant a cash payment equal to the participant’s earned but unpaid base salary and bonus, unreimbursed expenses, any other accrued obligations, a pro rata bonus based on target bonus for the year of termination, and a multiple of base salary and bonus (with the multiplier ranging from 0.5 to three based on the tier assigned to the participant under the plan, with tier 2 participants receiving a multiplier of 2 and tier 3 participants receiving a multiplier of 1).

In connection with a termination described in the preceding sentence, if the participant signs a waiver and release of claims against the Company and its affiliates, each participant will vest in full in all long-term incentive arrangements he or she has with the Company and be entitled to continued health coverage for six to 18 months (based on the participant’s plan tier) and outplacement services for six months. These benefits are reduced by any other severance amounts for which the participants are eligible under any other arrangement of the Company or its subsidiaries. As a condition to receipt of these benefits, each participant agrees to be bound by noncompetition, nonsolicitation, confidentiality, return of Company property, and cooperation covenants contained in the plan. The plan permits alternative treatment of excise taxes imposed on participants pursuant to Section 4999 of the Code. Drs. Frost and Rowinsky and Messrs. Crowley, Howerton and Ramanathan are eligible to receive a full gross-up payment by the Company, subject to the Plan’s limitations, and Mses. Cammy, Rabney and Stancic are eligible to receive the better of a payout cutback or no adjustment treatment, as set forth in greater detail in the Company’s Current Report on Form 8-K filed February 23, 2006.

Compensation Committee Report on Executive Compensation

The Compensation Committee is composed solely of independent directors who satisfy the applicable requirements of Nasdaq, Rule 16b of the Exchange Act and Section 162(m) of the Code. Until June 15, 2005, the Compensation Committee consisted of Messrs. William R. Miller (Chairman), William W. Crouse, John A. Fazio, Joseph L. Fischer and David M. Kies. As of June 15, 2005, Dr. David Sidransky was appointed to the Compensation Committee and Messrs. Fazio and Kies ceased to be members of the Committee. Upon the appointment of Mr. Fischer as Interim Chief Executive Officer of the Company in January 2006, Mr. Kies rejoined the Compensation Committee and Mr. Fischer resigned from the Committee. The Compensation Committee operates under a written charter adopted by the Board of Directors on November 20, 2002, as amended and restated (which charter appears on the Company’s website). The Compensation Committee met nine times during 2005, including five meetings in executive session without management representatives present.

Executive Compensation Philosophy.   The Company’s general executive compensation philosophy is based on the premise that compensation should relate to both the Company’s and the executive officer’s performance, and should be set at levels that support the Company’s business strategies and long-term objectives while being closely aligned with the stockholders’ interests. The Compensation Committee believes that the appropriate elements of the executive compensation package are base salary, an annual performance-based cash bonus and long term incentive compensation.

The Compensation Committee annually considers the appropriate combination of cash and stock equity-based compensation and weighs the competitiveness of the Company’s overall compensation arrangements in relation to comparable biopharmaceutical companies. The Compensation Committee retains a compensation consultant to assist with, among other things, structuring the Company’s various compensation programs and determining appropriate levels of base salary, bonus and other compensatory awards payable to the Company’s executive officers and other key employees, as well as to guide the Company in the development of near-term and long-term individual performance objectives necessary to achieve long-term profitability. In establishing base salaries, performance-based cash bonuses and awards, and awards of stock options, the Compensation Committee considers the executive’s annual review, periodic compensation surveys, including those provided by third parties covering the biopharmaceutical industry, awards given to the executive in past years, progress toward or attainment of the Company’s corporate goals and objectives including performance, stockholder return and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company and its stockholders. The Compensation Committee may accord different weight at different times to different factors for each executive.

Section 162(m) of the Code imposes a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to its Chief Executive Officer and four most highly compensated other executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. In fiscal year 2004, the Company’s stockholders approved an annual incentive plan for executive officers of the Company that satisfies the requirement of Code Section 162(m). It is the general policy of the Company to have its executive compensation plan qualify to be treated as deductible compensation whenever, in the judgment of the Compensation Committee, it would be consistent with the objectives of the annual incentive plan and the best interests of the Company and its stockholders. At other times, the Company reserves the right to provide compensation to its employees that is not fully deductible.

Base Salary.   The Compensation Committee reviews the history of, and recommendations for, the compensation of the Company’s executive officers, including cash and equity-based components. The Compensation Committee believes that the base salaries are appropriate as base compensation to compensate the Company’s executive officers for the functions they perform and other considerations. Base salaries are reviewed annually by the Compensation Committee and may be adjusted in accordance with factors such as individual performance, the functions performed by the executive officer, and changes in the compensation peer group in which the Company competes for executive talent. The weight given such factors by the Compensation Committee may vary from executive to executive.

Annual Bonus Compensation.   The Compensation Committee’s policy of awarding annual cash bonuses is designed to specifically relate executive pay to Company and individual performance. As a pay-for-performance program, cash bonuses provide financial rewards for the achievement of substantive individual and Company objectives. The Compensation Committee awards bonuses to executive officers under the Company’s shareholder approved annual incentive plan, which satisfies the requirements of Section 162(m) of the Code.

Employee Stock Option Plan.   The Company grants stock options to help retain employees and to align employees’ interests with stockholders’ interests. Stock options have value to an employee only if the Company’s stock price increases above the employee’s option exercise price and the employee remains employed by the Company for the period required to exercise the stock options. Stock options thus provide an incentive to improve the Company’s performance and an incentive to remain employed by the Company. Stock options directly link a portion of an employee’s compensation to stockholders’ interests by providing an incentive to maximize stockholder value. The Company’s stock option programs are broad-based, and the substantial majority of its full-time employees received stock option grants in 2005. On December 16, 2005, the Committee fully vested all outstanding options with exercise prices at or below the then-current fair market value of the common stock. This was done, after extensive discussion, in response to the adoption of Financial Accounting Standards Board Statement No. 123, to minimize the financial impact of such statement. Non-employee directors and officers of the Company at the level of Vice President and above were required to execute lock-up agreements in connection with the accelerated vesting, limiting the transferability of underlying shares issued upon any exercise of the accelerated stock options (other than sales by such persons to fund the exercise price or to satisfy minimum statutory withholding on such exercise in accordance with applicable procedures) until the date that the option would have become vested and exercisable with respect to those shares before such acceleration or such person’s earlier termination of service.

The Company has a 2002 Stock Option Plan, as amended, that was used in 2005 to make annual grants to executives as a part of the Company’s executive performance review process. Annual stock option grants for executives are a key element of market-competitive total compensation. In 2005, management recommended stock option grants for the executive officers, and the Compensation Committee reviewed and approved the grants. Individual grant amounts were based on factors such as the size of prior grants, relative job responsibilities, contributions made during the past year, and publicly available data on senior management compensation at peer companies. In addition, in 2005 the Compensation Committee adopted the 2005 Inducement Stock Option Plan to be used for inducement grants to newly hired executives who were not previously employees or directors of the Company, and grants were made to several new executives under that plan.

In general, initial grants that executive officers receive when they begin employment at the Company are exercisable 25% each year, vesting on each of the first four anniversaries of the date of grant. Such grants may be made under either the Company’s 2002 Stock Option Plan or 2005 Inducement Stock Option Plan. Beginning in 2005, subsequent performance-based grants generally are exercisable 331/3% each year, vesting on each of the first three anniversaries of the date of grant. From time to time, the Company grants stock options to executive officers that have variable vesting schedules, but no such grants were awarded in 2005.

The Compensation Committee adopted a Stock Incentive Plan in 2005 and submitted it to the Company’s shareholders for approval at the 2005 annual meeting. Prior to the annual meeting, the Compensation Committee withdrew the plan from consideration and determined to use alternative vehicles to provide long-term incentive to the extent there were inadequate shares available for option awards under the 2002 Stock Option Plan. The 2005 Stock Incentive Plan would have both increased the number of Company shares available for grant and provided for additional types of available equity vehicles.  The Compensation Committee is submitting a similar equity incentive plan at this year’s annual meeting for consideration by shareholders.

Long-Term Cash Incentive Plan.   Following discussions with its compensation consultant, in January 2006 the Compensation Committee adopted the Company’s 2006-2008 Retention Plan (the “Cash LTI Plan”), effective as of January 1, 2006, for performance periods ending December 31, 2007 and December 31, 2008 (each, a “Performance Period”). At the same time, the Committee approved the share performance criteria that will be used to determine cash bonus awards under the Cash LTI Plan, and the terms of the individual awards to eligible employees under the Cash LTI Plan (with respect to 2005) for each of the two Performance Periods. In general, the target dollar amounts for eligible employees are the same for the two Performance Periods.

The purpose of the Cash LTI Plan was to create long-term incentive awards, at adequate levels, for executives and other employees in light of inadequate shares being available for grant under the 2002 Stock Option Plan. The Compensation Committee would prefer to make equity grants, in lieu of awards under the Cash LTI Plan, and if adequate shares become available under stockholder approved equity plans, the Compensation Committee is not likely to make additional grants under the Cash LTI Plan.  Awards under the Cash LTI Plan are described in greater detail in the table above entitled “Long-Term Incentive Compensation for Fiscal Year 2005”.

Change-in-Control Plan.   In February 2006, the Compensation Committee approved an amendment to the Change-in-Control Plan to permit more flexibility in awards made thereunder with respect to excise taxes payable under Code Section 4999. The Committee added additional officers to the plan to assure their focus during any possible transaction. For a fuller description of the Change-in-Control Plan see “Executive Compensation—Change-in-Control Plan.”

Severance Plans.   To enhance the predictability of treatment for executives at the level of Vice President and above whose employment with the Company is terminated by the Company without cause, the Compensation Committee approved and adopted a Senior Executive Severance Plan, effective in 2004, and continues to believe that it generally provides adequate protection for its participants. However, following discussions with its compensation consultant, the Committee believed that additional protection on termination was desired for certain Vice Presidents and that termination protection was needed for select other employees. Accordingly, in February 2006, the Committee adopted a Transition Severance Plan (the “Transition Plan”) for certain employees of the Company. Under this plan, each covered employee is eligible to receive a severance payment from the Company (varying between six and twelve months of the employee’s base salary) upon any involuntary termination of his or her employment by the Company without cause and, following any change in control of the Company, upon his or her voluntary termination of employment for good reason. The Transition Plan’s duration is 18 months. For a fuller description of these plans, see “Executive Compensation—Senior Executive Severance Plan” and “—Transition Severance Plan”

Perquisites and Other.   In 2004, the Compensation Committee eliminated personal-benefit perquisites such as golf club memberships and car allowances for executive officers, providing only fringe benefits that are widely available to management employees, such as use of a mobile phone when out of the office. There are no outstanding loans of any kind to any executive officer, and federal law prohibits any new company loans to executive officers. The Company expects its executive officers to be role models under, and to comply with, its Code of Business Conduct and Ethics, which is applicable to all employees. In addition, the Company has adopted an additional code of ethics for its Chief Executive and Senior Financial Officers, a copy of which is posted on the Company’s website www.imclone.com.

Chief Executive Officer Compensation.   The Compensation Committee follows the same philosophy of compensation for the Chief Executive Officer as it does for its other executives. The Compensation Committee tries to ensure that the Chief Executive Officer’s compensation is commensurate with that of chief executive officers of comparable corporations. Mr. Daniel S. Lynch served as the Company’s Chief Executive Officer until November 10, 2005. In 2005, Mr. Lynch received base salary at a rate of $520,000 per year pursuant to his 2004 employment agreement with the Company. Mr. Lynch was not paid a performance-based cash bonus and was not granted stock options with respect to services performed as Chief Executive Officer during 2005. Mr. Lynch received no additional compensation for service as a director during fiscal year 2005. By mutual agreement, the Company and Mr. Lynch treated his termination as a termination of employment by the Company without cause under his employment agreement, and he received corresponding severance payments and benefits pursuant to the terms of his employment agreement.

Upon the departure of Mr. Lynch, Philip Frost, M.D., Ph.D., then Executive Vice President, Chief Scientific Officer of the Company, assumed the additional position of Interim Chief Executive Officer. Dr. Frost served in those dual positions until January 23, 2006, when Joseph L. Fischer was appointed to the position of Interim Chief Executive Officer. Dr. Frost remains with the Company in his previous position as Executive Vice President and Chief Scientific Officer, a position he has held since March 1, 2005. In addition to the compensation for his service as Executive Vice President and Chief Scientific Officer, Dr. Frost received $10,000 per month in base salary in his capacity as Interim Chief Executive Officer.

Mr.  Fischer is paid base salary at the rate of $45,000 per month. If Mr. Fischer is employed by the Company on the date that bonuses for fiscal year 2006 are paid, Mr. Fischer will receive a bonus of no less than $500,000 (the “2006 Bonus”) and, if Mr. Fischer is employed by the Company on December 31, 2007, he will receive a $500,000 retention bonus (the “Retention Bonus”). In addition, Mr. Fischer will participate in the Company’s shareholder approved annual incentive plan (the “Plan”) and may receive up to $500,000 annually as an incentive bonus in an amount and based on performance criteria that will be determined by the Compensation Committee in accordance with the Plan, but a bonus is expected to be paid only for extraordinary performance. In the event Mr. Fischer’s employment is terminated by the Company without cause, or in the event Mr. Fischer terminates his employment with good reason following a change in control of the Company, Mr. Fischer will be entitled to a cash severance payment, paid monthly, in an amount equal to his remaining monthly salary through December 31, 2007, provided that if either such termination occurs after a change of control of the Company in 2007 such payment will not be less than $500,000. In addition, in the event Mr. Fischer’s employment is terminated by the Company without cause, or in the event Mr. Fischer terminates his employment with good reason following a change in control of the Company, Mr. Fischer will be eligible to receive the full amount of the 2006 Bonus and, if such termination occurs in 2007, a prorated portion of the Retention Bonus. Mr. Fischer’s severance entitlements will be subject to his execution and non-revocation of a release of claims against the Company and its affiliates. Upon his appointment as Interim Chief Executive Officer of the Company, the Compensation Committee granted Mr. Fischer a non-qualified stock option under the Company’s 2002 Stock Option Plan to purchase 100,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the date of grant.

Compensation Committee:

William R. Miller, Chairman
William W. Crouse
David M. Kies
David Sidransky, M.D.

The foregoing Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

Compensation Committee Interlocks and Insider Participation

No member of the Company’s Compensation Committee was engaged in a related party transaction with, or was an officer or employee of, the Company or its subsidiaries during 2005. Mr. Fischer ceased serving on the Compensation Committee upon his appointment as Interim Chief Executive Officer. There are no interlocking relationships involving the Company’s Compensation Committee and the board of directors or compensation committee of any other company that would require disclosure under the executive compensation rules of the SEC.

Performance Graph

The following graph compares total stockholder returns from December 31, 2000 through December 31, 2005  to The Nasdaq Stock Market (U.S. Companies) Total Return Index and The Nasdaq Pharmaceutical Stocks Total Return Index. The Nasdaq Stock Market (U.S. Companies) Total Return Index comprises all domestic common shares traded on the Nasdaq National Market and the Nasdaq SmallCap Market. The Nasdaq Pharmaceutical Stocks Total Return Index represents all companies, including biotechnology companies, trading on Nasdaq classified under the Standard Industrial Classification Code for pharmaceuticals.

The graph assumes that the value of the investment in the Company’s Common Stock and in the above-referenced indices was $100 at December 31, 2000 and that all dividends were reinvested. The Company’s Common Stock price on December 31, 2000 (on which the graph is based) was $44.00. The stockholder return shown on the following graph is not necessarily indicative of future performance.

	IMCL	Nasdaq US	Nasdaq Pharmaceutical Stocks
12/31/00	$100.00	$100.00	$100.00
12/31/01	$105.59	$70.75	$88.58
12/31/02	$24.14	$51.08	$57.51
12/31/03	$90.14	$76.82	$82.69
12/31/04	$104.73	$85.44	$88.60
12/31/05	$77.82	$96.38	$101.19

The material under the caption “Performance Graph” shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of the Company’s previous or future filings with the SEC, except as otherwise explicitly specified by the Company in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Bristol-Myers Squibb Company

One of the Company’s directors, Dr. Andrew G. Bodnar, is also an officer of BMS, a Delaware corporation. The Company’s relationship with BMS is described below.

On September 19, 2001, the Company entered into an acquisition agreement (the “Acquisition Agreement”) with BMS and Bristol-Myers Squibb Biologics Company, a Delaware corporation which is a wholly-owned subsidiary of BMS (“BMS Biologics”), providing for the tender offer by BMS Biologics to purchase up to 14,392,003 shares of the Company’s common stock for $70.00 per share, net to the seller in cash. The tender offer by BMS Biologics, available to all stockholders, allowed for the Company’s then-current employees and directors who held exercisable options to purchase the Company’s shares of common stock having exercise prices less than $70.00 per share to conditionally exercise any or all of those options and tender the underlying shares in the tender offer. In connection with the Acquisition Agreement, the Company entered into the Stockholder Agreement, pursuant to which the Company agreed with BMS and BMS Biologics to various arrangements regarding the respective rights and obligations of each party with respect to, among other things, the ownership of shares of the Company’s common stock by BMS and BMS Biologics. The Stockholder Agreement also sets forth BMS’s (i) limitation on additional purchases of shares, (ii) option to purchase shares in the event of dilution and (iii) restrictions as to transfer of shares. Concurrently with the execution of the Acquisition Agreement and the Stockholder Agreement, the Company entered into a development, promotion, distribution and supply agreement (the “Commercial Agreement”) with BMS and E.R. Squibb & Sons, L.L.C. (“E.R. Squibb”), a Delaware limited liability company which is a wholly-owned subsidiary of BMS, relating to Erbitux®, the Company’s lead therapeutic product, pursuant to which, among other things, the parties are co-developing and co-promoting Erbitux in the United States and Canada, and co-developing and co-promoting Erbitux in Japan (either together or co-exclusively with Merck KGaA).

On March 5, 2002, the Company amended the Commercial Agreement with E.R. Squibb and BMS. The amendment changed certain economics of the Commercial Agreement and expanded the clinical and strategic role of BMS in the Erbitux development program. One of the principal economic changes to the Commercial Agreement resulted in the Company’s receipt of $140,000,000 on March 7, 2002, and an additional payment of $60,000,000 on March 5, 2003, in lieu of the $300,000,000 payment the Company would have received on acceptance by the United States Food and Drug Administration (“FDA”) of the Erbitux biologics license application under the original terms of the Commercial Agreement. In addition, the Company agreed to resume construction of the Company’s multiple product facility, BB50, as soon as reasonably practicable after the execution of the amendment.

On October 29, 2001, pursuant to the Acquisition Agreement, BMS Biologics accepted for payment, pursuant to the tender offer, 14,392,003 shares of the Company’s common stock on a pro rata basis from all tendering stockholders and those conditionally exercising stock options.

The Stockholder Agreement gave BMS the right to nominate two directors so long as its ownership interest in the Company is 12.5% or greater. Initially, BMS designated Dr. Peter S. Ringrose, BMS’s former Chief Scientific Officer and President, Pharmaceutical Research Institute, and Dr. Andrew G. Bodnar, BMS’s Senior Vice President, Strategy and Medical & External Affairs, as the BMS directors. BMS continues to have an ownership interest greater than 12.5% and to possess the right to nominate two directors. However, BMS has not yet nominated a replacement to fill the seat on the Board vacated by Dr. Ringrose, who retired in 2002 from his position at BMS, and also resigned from his director position with the Company. Therefore, the Company currently expects that BMS will nominate only one director for election at the Company’s next annual meeting of stockholders.

In exchange for the rights granted to BMS under the amended Commercial Agreement, the Company has received up-front and milestone payments totaling $900,000,000 in the aggregate, of which $200,000,000 was received on September 19, 2001, $140,000,000 was received on March 7, 2002, $60,000,000 was received on March 5, 2003, $250,000,000 was received on March 12, 2004 and $250,000,000 was received on March 31, 2006. No such further payments are contemplated by the Commercial Agreement. All such payments are non-refundable and non-creditable. Except for the Company’s expenses incurred pursuant to a co-promotion option that the Company has exercised, E.R. Squibb is responsible for 100% of the distribution, sales and marketing costs for Erbitux in the United States and Canada, and the Company and E.R. Squibb will each be responsible for 50% of the distribution, sales, marketing costs and other related costs and expenses in Japan. The Commercial Agreement provides that E.R. Squibb shall pay the Company distribution fees based on a percentage of annual sales of Erbitux by E.R. Squibb in the United States and Canada. The distribution fee is 39% of net sales in the United States and Canada. The Commercial Agreement also provides that the distribution fees for the sale of Erbitux in Japan by E.R. Squibb or the Company shall be equal to 50% of operating profit or loss with respect to such sales for any calendar month. In the event of an operating profit, E.R. Squibb shall pay the Company the amount of such distribution fee, and in the event of an operating loss, the Company shall credit E.R. Squibb the amount of such distribution fee. The Commercial Agreement provides that the Company shall be responsible for the manufacture and supply of all requirements of Erbitux in bulk form for clinical and commercial use in the United States, Canada and Japan and that E.R. Squibb shall purchase all of its requirements of Erbitux in bulk form for commercial use from the Company. The Company shall supply Erbitux in bulk form for clinical use at the Company’s fully burdened manufacturing cost plus a mark-up of 10%. In addition to the up-front and milestone payments, distribution fees for the United States, Canada and Japan and the 10% mark-up on the commercial supply of Erbitux, E.R. Squibb is also responsible for 100% of the cost of all clinical studies, other than those studies undertaken post-launch which are not pursuant to an investigational new drug application (e.g. phase IV studies), the cost of which shall be shared equally between E.R. Squibb and the Company, or as otherwise agreed. As between E.R. Squibb and the Company, each will be responsible for 50% of the cost of all clinical studies in Japan. The Company has also agreed, and may agree in the future, to share with E.R. Squibb, on terms other than the foregoing, costs of clinical trials that the Company believes are not potentially registrational but should be undertaken prior to launch in the United States, Canada or Japan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC reports of ownership of the Company’s securities and changes in reported ownership. Executive officers, directors and greater than ten percent stockholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such forms furnished to the Company, or written representations from the reporting persons that no Form 5 was required, the Company believes that, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met, other than a Form 4 filing by Mr. Erik D. Ramanathan not being timely filed, by two days, owing to an administrative error.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, employees and consultants, a copy of which is posted on the Company’s website at www.imclone.com. The Company intends to disclose any substantive amendment or waivers to such code.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005, and has been appointed by the Audit Committee to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

In the event that a ratification of this appointment is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of independent registered public accounting firm will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Representatives of KPMG LLP are expected to be present at the annual meeting. The representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

Your ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 does not preclude the Audit Committee from terminating its engagement of KPMG and retaining a new independent auditor, if it determines that such an action would be in the best interests of the Company.

In connection with the audit of our 2005 and 2006 financial statements, we entered into an engagement letter with KPMG LLP which set forth the terms by which KPMG LLP will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The Company was billed for professional services rendered by KPMG LLP, the details of which are disclosed below.

Audit Fees

KPMG LLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2005 and 2004. The aggregate fees billed by KPMG LLP for the fiscal years 2004 and 2005 for professional services rendered by KPMG LLP in connection with (a) the audits of the Company’s annual financial statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of the Company’s internal control over financial reporting, (b) the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, (c) services provided in connection with statutory and regulatory filings or engagements and (d) services provided in connection with our issuance of debt securities in 2004, were $1,887,022 and $1,619,500, respectively.

Audit-Related Fees

In fiscal year 2005, KPMG LLP billed $25,500 in audit-related fees relating to the audit of the financial statements of an employee benefit plan. KPMG LLP did not bill any such fees in fiscal year 2004.

Tax Fees

The aggregate fees billed by KPMG LLP for fiscal year 2004 professional tax services rendered for tax compliance and tax consultation were $121,650. KPMG LLP did not bill any such fees for fiscal year 2005.

All Other Fees

KPMG LLP did not bill any fees for fiscal years 2004 and 2005 for other services rendered.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm is engaged by, and reports directly to, the Audit Committee.

The Audit Committee has adopted a formal policy whereby it pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee has been granted the authority to pre-approve such services, and will report for ratification such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KPMG LLP TO ACT AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006 (PROPOSAL NO. 2 ON YOUR PROXY CARD).

PROPOSAL NO. 3

APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2006 STOCK INCENTIVE PLAN

On August 23, 2006, the Board of Directors adopted, subject to stockholder approval, the ImClone Systems Incorporated 2006 Stock Incentive Plan (the “Plan”) for the purpose of enhancing the ability of the Company and its subsidiaries to attract and retain officers, employees, non-employee directors and consultants of outstanding ability and to provide officers, employees, non-employee directors and consultants with an interest in the Company parallel to that of the Company’s stockholders. The Compensation Committee will assess the appropriateness of granting options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards to qualified individuals under the Plan based upon their performance and the principles of sound corporate governance. The Plan is, in most significant respects (other than with respect to the requested aggregate share limitation), identical to the stock incentive plan submitted by the Board of Directors for shareholder approval at the 2005 annual meeting, which proposal the Board of Directors later withdrew from consideration at the meeting.

A brief description of the major provisions of the Plan is set forth below to facilitate an informed decision by the stockholders entitled to vote on the approval of the Plan. This summary highlights only selected information from the Plan and does not contain all of the information that may be important to you. To understand the terms of the Plan fully, you should read the full text of the Plan, a copy of which is attached hereto as Appendix A. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the Plan.

Term.   No Award will be granted under the Plan on or after the tenth anniversary of August 23, 2006.

Administration.   The Plan will be administered by a committee that will consist of at least two members of the Board of Directors who are “non-employee directors” (within the meaning of Rule 16b-3 as promulgated under Section 16 of the Exchange Act ), “outside directors” within the meaning of Section 162(m) of the Code, and, to the extent required, “independent directors” under the Nasdaq rules.

With respect to the application of the Plan to non-employee directors, the committee means the Board of Directors. The committee will have broad discretion, subject to the terms of the Plan, to approve the selection of participants, prescribe the terms and conditions of awards and establish rules and regulations for the interpretation and administration of the Plan.

In order to administer the Plan in an efficient manner, the committee may delegate to officers or directors of the Company the authority, subject to such terms as the committee shall determine, to grant, cancel or suspend awards under the Plan to employees and to delegate such other powers as it deems advisable, consistent with applicable law and Nasdaq rules.

Under the Plan, members of the committee will not be personally liable for any actions taken in good faith with respect to the Plan and will, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination, except to the extent arising out of such individual’s own fraud or bad faith.

Eligibility.   Individuals eligible to receive awards under the Plan shall be the officers, employees, non-employee directors and consultants of the Company and its subsidiaries selected by the committee; provided that, only employees of the Company and its subsidiaries may be granted incentive stock options. Currently, approximately 1,020 employees, including 28 officers, and eight non-employee directors are eligible to receive awards under the Plan. Awards made to non-employee directors shall in all cases be granted only in accordance with the compensation policy established by the Company for members of the Board of Directors from time to time, which policy may provide for formulaic awards to non-employee directors with additional awards to the Chairman and Vice-Chairman of the Board of Directors and

committee chairs for services they provide in such roles, as well as additional grants to non-employee directors upon joining the Board of Directors.

Stock Subject to the Plan.   Common stock available for issue or distribution under the Plan shall be authorized and unissued shares or shares held in or acquired for the treasury of the Company or both. Subject to adjustment under the Plan, the maximum total number of shares of common stock which shall be available for the grant of awards under the Plan shall be 5,500,000 plus any shares available for grant under the 2002 Stock Option Plan as of the date the Plan is approved by the stockholders. Shares of common stock that are subject to options or stock appreciation rights shall be counted against this limit as one (1) share for every share granted, and shares of common stock that are subject to awards other than options or stock appreciation rights shall be counted against this limit as two (2) shares for every share granted. For purposes of this limitation, any common stock subject to an award that is canceled, forfeited or expires prior to exercise or is settled for cash, if granted under the Plan or the 2002 Stock Option Plan, shall again become available for grant under the Plan, and shall be added back using the foregoing ratio. After stockholder approval of the Plan, no further awards will be granted under the 2002 Stock Option Plan or under the Inducement Plan. The maximum number of shares of common stock granted pursuant to incentive stock options may not exceed 5,500,000 shares. As of August 29, 2006, the closing market price of a share of Company common stock was $30.40.

Subject to adjustment under the Plan, no employee shall be granted, during any three (3) year period, (i) stock options or stock appreciation rights covering more than 1,000,000 shares of common stock for each type of award or (ii) restricted stock awards, restricted stock unit awards or other stock-based awards covering more than 250,000 shares for each type of award. The maximum payment under any performance award denominated in dollars under the Plan to each eligible employee for any fiscal year shall be $5,000,000.

Nothing in the Plan prohibits the Company from adopting other equity compensation programs for employees of the Company and its subsidiaries, including employees eligible for grants under the Plan.

Type of Awards; General Terms.   Incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards may be granted under the Plan. Except as otherwise determined by the committee, awards are not transferable other than by will or the laws of descent and distribution. In the event of a participant’s termination of service, the participant’s outstanding awards will terminate upon the expiration of a period specified by the committee.

Stock Options.   The Plan authorizes the committee to grant non-qualified stock options and incentive stock options to purchase shares of common stock. These two types of options differ principally in the manner in which they are taxed, which differences are discussed below in this Proposal No. 3 under the heading “Material Federal Income Tax Consequences.” Options provide their holders the opportunity to purchase shares of Company common stock for a specified exercise price during a specified period. The committee will determine the number of shares of common stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the common stock at the time of grant), any vesting schedule, and the other material terms of each option. Options will be exercisable at such times and subject to such terms as are determined by the committee at grant. The maximum term of stock options under the Plan is ten years. Unless otherwise provided at the time of grant, upon the death or disability of a participant, non-qualified options that would otherwise remain exercisable following such death or disability shall remain exercisable for one year following such death or disability, notwithstanding the term of the option. Stock options shall not be fully exercisable earlier than one year after grant (except with respect to options granted to non-employee directors or, if the committee determines, upon certain employment terminations or a change-in-control). Options may be exercised, in whole or in part, by written notice to the Company specifying the number of shares to be purchased, together with payment in full of the exercise price. The exercise price may be paid by cash or certified check, bank draft or money order or on such other terms and conditions as may be acceptable to the committee. Other than pursuant to Section 4.2(b) of the Plan (relating to certain corporate transactions), in the absence of stockholder approval, the committee shall not be permitted to (i) lower the option price per share of an option after it is granted, (ii) cancel an option in exchange for another award or cash, and (iii) take any other action with respect to an option that may be treated as a repricing under the rules and regulations of the Nasdaq Stock Market.

Stock Appreciation Rights (“SARs”).   The Plan authorizes the committee to grant SARs either in tandem with an option or independent of an option. A SAR is a right to receive a payment either in cash or common stock (as determined by the committee) equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share of the SAR. The committee will determine the terms and conditions of SARs at the time of grant, but generally SARs will be subject to the same terms and conditions as options (as described above).

Restricted Stock Awards and Restricted Stock Unit (“RSU”) Awards.   The Plan authorizes the committee to grant restricted stock awards and RSU awards. Recipients of restricted stock awards and RSU awards must enter into an agreement with the Company subjecting the restricted stock awards or RSU awards to transfer and other restrictions and providing the criteria or dates on which such restrictions lapse. Restricted stock awards are grants of shares of common stock that are subject to forfeiture until the specified restrictions lapse, whereas RSU awards are notional awards that are paid out in shares when the restrictions lapse. Restricted stock awards and RSU awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code), as determined by the committee at grant. Other than with respect to non-employee directors, the minimum restriction period for a restricted stock award and any RSU award will be three years, but with pro rata or other graded vesting permitted over such three-year period, but not prior to one year pro rata after grant, and in no event more than one-third of the award vesting in respect of any year; provided, that if the award is a performance-based award the minimum restriction period for full vesting and transfer shall be one year rather than three years; and further provided, that the Compensation Committee may accelerate vesting upon a change in control of the Company or upon retirement or certain terminations, or pursuant to an agreement in existence prior to the date of grant. The limitations in the preceding sentence shall not apply on up to 5% of the aggregate shares of common stock available under the Plan when combined with the aggregate grants made under the limits set forth in Section 10.2 of the Plan with respect to other stock-based awards. Unless otherwise prohibited by the committee or prohibited by law, the purchase price of a restricted stock award or RSU award shall be zero. Absent committee action to the contrary, any shares of common stock or other property (other than regular cash distributions) distributed as a dividend or otherwise with respect to any restricted stock award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the shares covered by the award. RSU awards may be settled in common stock, cash or a combination, as determined by the committee.

Performance Awards.   The Plan authorizes the committee to grant performance awards entitling participants to receive a fixed number of shares of common stock or cash, as determined by the committee, upon the attainment of performance goals with respect to a designated performance period. Unless the committee determines otherwise at grant, the minimum Performance Period shall be one year.

Other Awards.   The Plan authorizes the committee to grant awards of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, common stock, including but not limited to:

•       shares of common stock awarded purely as a bonus in lieu of cash and not subject to any restrictions or conditions;

•       shares of common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an affiliate;

•       stock equivalent units; and

•       awards valued by reference to book value of shares of common stock.

Other than with respect to non-employee directors, the minimum vesting period for an other stock-based award will be three years, but with pro rata or other graded vesting permitted over such three-year period, but not prior to one year after grant, and in no event more than one-third of the award vesting in respect of any year; provided, that if the award is a performance-based award the minimum restriction period for full vesting and transfer shall be one year rather than three years; and further provided, that the Compensation Committee may accelerate vesting upon a change in control of the Company or upon retirement or certain terminations, or pursuant to an agreement in existence prior to the date of grant. The limitations in the preceding sentence shall not apply on up to 5% of the aggregate shares of common stock available under the Plan when combined with the aggregate grants made under the limits set forth in Section 8.3 of the Plan with respect to restricted stock awards and RSU awards.

Performance Goals.   Performance-based awards granted under the Plan that are intended to satisfy the performance-based compensation exception under Section 162(m) of the Code will vest based on attainment of specified performance goals established by the committee. These performance goals will be based on one or more of the following criteria selected by the committee, which may be set in terms of the performance of the Company or any subsidiary, division, business segment or other operational unit or business segment of the Company:

•       the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets, return on capital employed or return on invested capital;

•       the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits;

•       the attainment of certain target levels of, or a specified increase in, the attainment of certain target levels of, or a specified increase in, operational cash flow or economic value added;

•       the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, bank debt or other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the committee;

•       the attainment of certain target levels of, or a specified increase in, earnings per share or earnings per share from continuing operations;

•       the attainment of certain target levels of, or a specified increase in, net sales, revenues, net income or earnings before income tax or other exclusions;

•       the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax return on stockholder equity;

•       the attainment of certain target levels of, or a specified increase in, the fair market value of the shares of the common stock of the Company;

•       the growth in the value of an investment in the common stock of the Company assuming the reinvestment of dividends;

•       the attainment of certain target levels of, or a specified reduction in, expenses;

•       implementation, completion or attainment of interim measurable goals with regard to research, development, products or projects; or

•       a transaction that results in the sale of stock or assets of the Company.

The committee may also exclude the impact of an event or occurrence it determines should be appropriately excluded, including:

•       restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges;

•       an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

•       a change in tax law or accounting standards required by generally accepted accounting principles.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, business segment or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Withholding Tax.   The Company has the right to require any recipient of an award under the Plan to pay to the Company any amount of taxes that the Company shall be required to withhold with respect to the exercise of such award.

Change in Control.   Upon the occurrence of a Change in Control (as defined in the Plan), unless otherwise provided by the committee at grant or thereafter:

•       no acceleration of vesting or lapsing of restrictions shall occur if the committee determines prior to the occurrence of the Change in Control that the award will be continued after the Change in Control (except, barring a determination to the contrary by the committee, all awards shall vest in full upon a termination without cause or for good reason (as such terms are defined in the Plan) within 18 months after a Change in Control);

•       if not continued after the Change in Control, all outstanding options and non-tandem SARs will vest in full, the restrictions on all restricted stock awards or RSU awards shall lapse and any applicable restriction period (as defined in the Plan) shall end; and

•       if not continued after the Change in Control, all performance awards shall vest on the following schedule: (a) if at least 50% of the performance award’s restriction period has been completed, the award will fully vest and be paid in full, and (b) if less than 50% of the performance award’s restriction period has been completed, the award will vest in full and shall be paid at 50% of the award target.

Adjustments.   Upon the occurrence of certain events affecting the capitalization of the Company, appropriate adjustments will be made in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award, as the committee shall determine in good faith.

Termination and Amendment of the Plan.   Subject to the rules referred to in the balance of this paragraph, the Board of Directors or the committee may at any time amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise. Except to correct obvious drafting errors or as required to comply with applicable law, no such amendment may reduce the rights of a participant with respect to awards previously granted without the consent of the participant. In addition, without the approval of stockholders, no amendment may be made that would:

•       increase the aggregate number of shares of common stock that may be issued under the Plan;

•       increase the maximum individual participant share or other limitations for a fiscal year or other period;

•       change the classification of individuals eligible to receive awards under the Plan;

•       extend the maximum option term;

•       decrease the minimum exercise price of any award;

•       materially alter the performance goals; or

•       require stockholder approval in order for the Plan to continue to comply with Code Section 162(m) or to the extent applicable to incentive stock options, Code Section 422, or to satisfy the rules of Nasdaq.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

The following discussion of the principal U.S. federal income tax consequences (i) to the recipient of exercising an option under the Plan, and (ii) to the Company of issuing an option under the Plan, is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of these tax consequences. This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary.

THE FOLLOWING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL THE TAX CONSIDERATIONS THAT MAY BE RELEVANT. EACH RECIPIENT OF A GRANT IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO SUCH RECIPIENT OF THE GRANT AND THE DISPOSITION OF COMMON STOCK.

Non-Qualified Stock Options.   An individual receiving non-qualified stock options should not recognize taxable income at the time of grant. A participant should generally recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the option shares on exercise of the non-qualified stock options over the exercise price thereof. In general, subject to the limitations discussed below, the Company is entitled to deduct from its taxable income the amount that the participant is required to include in ordinary income at the time of such inclusion.

Incentive Stock Options.   An individual granted an incentive stock option will not generally recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise, although he or she may be subject to alternative minimum tax. In general, if a disqualifying disposition should occur (i.e., the shares acquired upon exercise of the option are disposed of within the later of two years from the date of grant or one year from the date of exercise), a participant will generally recognize ordinary compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on disposition), over the exercise price thereof. The Company is not entitled to any deduction on account of the grant of the incentive stock options or the participant’s exercise of the option to acquire common stock. However, in the event of a subsequent disqualifying disposition of such shares of common stock acquired pursuant to the exercise of an incentive stock option under circumstances resulting in taxable compensation to the participant, subject to the limitations discussed below, in general, the Company should be entitled to a tax deduction equal to the amount treated as taxable compensation to the participant.

Section 162(m) Limitation.   Subject to a limited number of exceptions, Section 162(m) denies a deduction to a publicly held corporation for payments of remuneration in excess of $1,000,000 (if any) to its chief executive officer and the next four most highly paid officers. For this purpose, remuneration attributable to stock options is included within the $1,000,000 limitation. However, to the extent that certain procedural requirements are met (e.g., the Plan is approved by the stockholders of the Company, grants are made by the committee, the exercise price is equal to the fair market value of the underlying shares upon grant, etc.), gain from the exercise of stock options should not be subject to the $1,000,000 limitation.

The Company has attempted to structure the Plan in such a manner that the remuneration attributable to the stock options will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.

Parachute Payments.   In the event that the payment of any award under the Plan is accelerated because of a change in ownership (as defined in Section 280G of the Code) and such payment of an award, either alone or together with any other payments made to the participant, constitutes parachute payments under Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion.

NEW PLAN BENEFITS

Because future participation in the plan and the level of participation will vary, it is not possible to determine the value of benefits which may be obtained by those eligible to participate in the plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2006 STOCK INCENTIVE PLAN (PROPOSAL NO. 3 ON YOUR PROXY CARD).

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at the Company’s Annual Meeting of Stockholders to be held in 2007 must be received by the Company on or before December 29, 2006 in order to be included in the Company’s proxy statement and form of proxy relating to that meeting. In addition, the Company’s by-laws provide that any stockholder wishing to present a proposal or to nominate a candidate for director at an Annual Meeting must give notice to the Secretary of the Company not less than 60 nor more than 90 days prior to the date of the meeting. If, however, the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first announced or disclosed. You may obtain a copy of the Company’s by-laws by writing to the Secretary of the Company at the address shown on the cover of this proxy statement.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in this proxy statement, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting or any postponements or adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the recommendations of the Board of Directors or, if no recommendation is given, in the discretion of the person acting under the proxies.

By Order of the Board of Directors

Secretary
Erik D. Ramanathan

New York, New York
August 30, 2006

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE, WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY CARD OR FOLLOW THE PROCEDURES OUTLINED ON THE PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET.

IMCLONE SYSTEMS INCORPORATED

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operations of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet. If you choose to vote by telephone or via the Internet, you do not need to return the attached card.

Your vote must be received prior to the Annual Meeting of Stockholders on Wednesday, September 20, 2006.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

IMCLONE SYSTEMS INCORPORATED

Appendix A

IMCLONE SYSTEMS INCORPORATED

2006 Stock Incentive Plan

TABLE OF CONTENTS

ARTICLE I PURPOSE
ARTICLE II DEFINITIONS
ARTICLE III ADMINISTRATION
ARTICLE IV SHARE LIMITATION
ARTICLE V ELIGIBILITY
ARTICLE VI STOCK OPTIONS
ARTICLE VII STOCK APPRECIATION RIGHTS
ARTICLE VIII RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS
ARTICLE IX PERFORMANCE AWARDS
ARTICLE X OTHER STOCK-BASED AWARDS
ARTICLE XI CHANGE IN CONTROL PROVISIONS
ARTICLE XII TERMINATION OR AMENDMENT OF PLAN/NON-TRANSFERABILITY OF AWARDS
ARTICLE XIII UNFUNDED PLAN
ARTICLE XIV GENERAL PROVISIONS
ARTICLE XV EFFECTIVE DATE OF PLAN
ARTICLE XVI TERM OF PLAN
ARTICLE XVII NAME OF PLAN

IMCLONE SYSTEMS INCORPORATED

2006 STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this ImClone Systems Incorporated 2006 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives (thereby creating a means to raise the level of equity ownership by such individuals) and provide other incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II
DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1   “Acquisition Event” has the meaning set forth in Section 4.2(d).

2.2   “Affiliate”   means each of the following: (a) any Subsidiary or Parent; (b) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (c) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee.

2.3   “Award” means any award under the Plan of any Option, Stock Appreciation Right, Restricted Stock Award, RSU Award, Performance Award or Other Stock-Based Award.

2.4   “Board” means the Board of Directors of the Company.

2.5   “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words or a concept of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” applies only on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination in the period covered thereby; or (b) if such an agreement does not exist or “cause” is not defined in any such agreement, termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.6   “Change in Control” has the meaning set forth in Article XI.

2.7   “Change in Control Price” has the meaning set forth in Section 11.1.

2.8   “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.9   “Committee”

(a)   with respect to the application of the Plan to Eligible Employees and Consultants, the “Committee” means the Compensation Committee of the Board appointed from time to time by the Board (or another committee or committees of the Board appointed for the purposes of administering the Plan). In the event that more than one Committee is appointed by the Board, the Board shall specify with respect to each Committee the group of Persons with respect to which such Committee shall have the power to grant Awards. In the event that more than one Committee is appointed by the Board, then each reference in the Plan to “the Committee” shall be deemed a reference to each such Committee (subject to the last sentence of this paragraph); provided, however, that each such Committee may exercise only the power and authority granted to “the Committee” by the Plan with respect to those Persons to which it has the power to grant Awards as specified in the resolution of the Board appointing such Committee. Each Committee shall be comprised of two or more Directors. Each Committee shall consist of two or more non-employee directors, each of whom is intended to be a “non-employee director” as defined in Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, an “outside director” as defined under Section 162(m) of the Code and, to the extent required by the rules and regulations of the Nasdaq Stock Market, an “independent director” as defined under such rules and regulations; provided, however, that the foregoing shall not apply to any Committee that does not have the power to grant Awards to executive officers or Directors of the Company or otherwise make any decisions with respect to the timing or the pricing of any Awards granted to such executive officers and Directors. If for any reason such Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code, as applicable, shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

(b)   With respect to the application of the Plan to Non-Employee Directors, the “Committee” means the Board.

2.10   “Common Stock” means the Common Stock, $0.001 par value per share, of the Company.

2.11   “Company” means ImClone Systems Incorporated, a Delaware corporation, and its successors by operation of law.

2.12   “Consultant” means any individual who (either directly or through his or her employer) is an advisor or consultant to, or subject to Section 5.3, a prospective advisor or consultant to, the Company or an Affiliate.

2.13   “Director” means a member of the Board of Directors of the Company (or any successor to the Company).

2.14   “Disability” means, with respect to a Participant’s Termination, the following:  (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “disability” (or words or a concept of like import), “disability” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “disability” applies only on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination in the period covered thereby; or (b) if such an agreement does not exist or if “disability” is not defined in any such agreement, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall be deemed to occur only at the time of the determination by the Committee of the Disability.

2.15   “Effective Date” means the effective date of the Plan as defined in Article XV.

2.16   “Eligible Employee” means each employee of, or subject to Section 5.3, each prospective employee of, the Company or an Affiliate.

2.17   “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.18   “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.19   “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.

2.20   “Good Reason” means, with respect to a Participant’s Termination of Employment, the following: (a) in the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “good reason” (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award; provided, however, that with regard to any agreement under which the definition of “good reason” applies only on occurrence of a change in control, such definition of “good reason” shall not apply until a change in control actually takes place and then only with regard to a termination in the period covered thereby; or (b) if such an agreement does not exist or if “good reason” is not defined in any such agreement, as defined in the Award agreement, if at all.

2.21   “Incentive Stock Option” means any Option awarded to an Eligible Employee under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.22   “Non-Employee Director” means a Director of the Company who is not an active employee of the Company or an Affiliate.

2.23   “Non-Qualified Stock Option” means any Option awarded under this Plan that is not an Incentive Stock Option.

2.24   “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or stock equal to the difference between (a) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (b) the aggregate exercise price of such right, otherwise than on surrender of an Option.

2.25   “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.26   “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

2.27   “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.28   “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

2.29   “Performance Award” means an Award made pursuant to Article IX of the Plan, which may be stated with reference to shares of Common Stock or to cash.

2.30   “Performance Period” has the meaning set forth in Section 9.1.

2.31   “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.32   “Plan” means this ImClone Systems Incorporated 2006 Stock Incentive Plan, as amended from time to time.

2.33   “Prior Plan” means the ImClone Systems Incorporated 2002 Stock Option Plan, as amended from time to time.

2.34   “Reference Stock Option” has the meaning set forth in Section 7.1.

2.35   “Restricted Stock Award” means an Award of shares of Common Stock, or the right to receive shares of Common Stock in the future, subject to the restrictions under Article VIII.

2.36   “RSU” means a restricted stock unit, which is an Award the value of which is calculated by reference to the value of shares of Common Stock, subject to the restrictions under Article VIII.

2.37   “Restriction Period” has the meaning set forth in Subsection 8.3(a) with respect to Restricted Stock Awards.

2.38   “Retirement” means, unless otherwise provided by the Committee at grant, a Termination of Employment without Cause or Termination of Consultancy without Cause (other than, in any such case, after the occurrence of an event that would provide a basis for a Cause termination) at or after age 60 (provided the Participant has at least ten years of service to the Company or its Affiliates) or after age 65 (provided the Participant has at least five years of service to the Company or its Affiliates). With respect to a Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after the Participant has attained age 60 (provided the Participant has at least ten years of service to the Company or its Affiliates) or after age 65 (provided the Participant has at least five years of service to the Company or its Affiliates). Determinations of length of service shall be made by the Committee in its sole discretion.

2.39   “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.40   “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.41   “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.42   “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.

2.43   “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.44   “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.45   “Substitute Awards” mean Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, by a company acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.46   “Tandem Stock Appreciation Right” means the right to surrender to the Company all (or a portion) of an Option in exchange for an amount in cash and/or stock equal to the difference between (a) the Fair Market Value, on the date such Option (or such portion thereof) is surrendered, of the Common Stock covered by such Option (or such portion thereof), and (b) the aggregate exercise price of such Option (or such portion thereof), or, if such Tandem Stock Appreciation Right is granted after the date of the Reference Stock Option, the aggregate exercise price of such appreciation right (or portion thereof).

2.47   “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.48   “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.49   “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer any of a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.50   “Termination of Directorship” means that the Non-Employee Director has ceased to be a Director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a Director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be. Notwithstanding the foregoing, the Committee may otherwise define Termination of Directorship in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Directorship thereafter.

2.51   “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer any of an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.52   “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including by the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

ARTICLE III
ADMINISTRATION

3.1   The Committee.   The Plan shall be administered and interpreted by the Committee. Notwithstanding anything herein to the contrary, the Board shall have authority for administration and interpretation of the Plan with respect to Non-Employee Directors and all references herein to the authority of the Committee as applied to Non-Employee Directors shall be deemed to refer to the Board.

3.2   Grants of Awards.   The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) RSU Awards, (v) Performance Awards, and (vi) Other Stock-Based Awards. Without limiting the generality of the foregoing, the Committee shall have the authority:

(a)    to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)   to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)    to determine the number of shares of Common Stock (if any) to be covered by an Award granted hereunder;

(d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)    to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(f)    to determine whether and under what circumstances an Option may be settled in cash, Common Stock and/or restricted stock;

(g)    to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant;

(h)   to determine whether an Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i)    to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(j)     to modify, extend or renew an Award, subject to Article XII herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

(k)         to determine at grant that an Option shall cease to be exercisable or an Award shall be forfeited, or that proceeds or profits applicable to an Award shall be returned to the Company, in the event the Participant engages in detrimental activity with respect to the Company or its Affiliates (as such term is defined by the Committee in the Award agreement) and, to interpret such definition and to approve waivers with regard thereto; and

(l)          to determine whether or not an Award is intended to comply with Section 162(m) of the Code.

3.3   Guidelines.

(a)   Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall reduce the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

(b)   Without limiting the generality of the foregoing, the Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with applicable laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.

3.4   Decisions Final.   Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5   Procedures.   The Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6   Designation of Consultants/Liability.

(a)   The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers or other employees to execute agreements or other documents on behalf of the Committee.

(b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the

Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7   Indemnification.   To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, Directors or members or former officers, Directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate or any agreement of indemnification. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

3.8   Delegation.   The Committee may delegate, to the extent permitted by law, to one or more Directors or one or more officers or a committee of Directors or officers the right to grant Awards to Eligible Employees who are not Directors or officers of the Company and to cancel or suspend Awards to Eligible Employees who are not Directors or officers of the Company.

ARTICLE IV
SHARE LIMITATION

4.1   Shares.

(a)   Aggregate Limitation.   The following provisions apply in determining the aggregate number of shares of Common Stock available under the Plan.

(i)             The aggregate number of shares of Common Stock that may be granted or used for reference purposes under the Plan shall not exceed 5,500,000 shares plus (x) any Common Stock available for grant under the Prior Plan as of the date stockholder approval of the Plan is obtained, and (y) any other shares under the Prior Plan that again become available under Section 4.1(a)(ii) (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. With respect to Stock Appreciation Rights settled in Common Stock, the number of shares of Common Stock underlying the Award at the time of grant (and not the net number of shares of Common Stock issued to the Participant upon exercise and settlement) shall count against the aggregate and individual share limitations set forth under Sections 4.1(a) and (b). Any shares of Common Stock that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one share for every share granted. Any shares of Common Stock that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 2.0 shares for every share granted. In no event shall the aggregate number of shares of Common Stock granted pursuant to Incentive Stock Options exceed 5,500,000 shares.

(ii)         If any shares of Common Stock subject to an Award (or an award under the Prior Plan) are forfeited, expire or otherwise terminate without issuance of such shares, or any Award or

Prior Plan award is settled for cash, the shares shall, to the extent of such forfeiture, expiration, termination or cash settlement, again be available for Awards under the Plan. If a Stock Appreciation Right is granted in tandem with an Option, such grant shall apply only once against the maximum number of shares of Common Stock that may be issued under the Plan. Shares of Common Stock underlying Awards (or Prior Plan stock options) settled in cash shall again be available for issuance under the Plan.

(iii)     Any shares of Common Stock that again become available for grant pursuant to this Section 4.1(a) shall be added back as one share if such share were subject to an award under the Prior Plan or is subject to an Option or Stock Appreciation Right granted under the Plan, and as 2.0 shares if such shares were subject to an Award other than an Option or a Stock Appreciation Right granted under the Plan.

(b)   Individual Participant Limitations.   The following provisions apply in determining the Awards that may be granted to an individual during a fiscal year of the Company.

(i)             The maximum number of shares of Common Stock subject to any Option or Stock Appreciation Right which may be granted under the Plan during any 36-month period to each Eligible Employee shall be 1,000,000 shares for each type of Award (subject to any increase or decrease pursuant to Section 4.2). The maximum number of shares of Common Stock subject to any Restricted Stock Award, RSU Award, Performance Award or Other Stock-Based Award that is subject to the attainment of specified performance goals which may be granted under the Plan during any 36-month period to each Eligible Employee shall be 250,000 shares for each type of Award (subject to any increase or decrease pursuant to Section 4.2). If a Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee’s individual share limitations for both Stock Appreciation Rights and Options.

(ii)         The maximum payment under any Performance Award denominated in dollars under the Plan to each Eligible Employee for any fiscal year shall be $5,000,000.

(c)   Substitute Awards.   Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan pursuant to Section 4.1(a) or authorized for grant to an Eligible Employee during any period pursuant to Section 4.1(b).

4.2   Changes.

(a)   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)   Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company’s assets or business, any special cash dividend or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the aggregate number and kind of shares that thereafter may be issued under the Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee shall deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business.

(c)   Except as otherwise determined by the Committee, fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down and any remaining fractional shares of Common Stock shall be settled in cash. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d)   In the event of (x) a merger or consolidation in which the Company is not the surviving entity, (y) any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or (z) the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as an “Acquisition Event”), then the Committee, in its sole discretion, may terminate all vested and unvested Awards that are outstanding as of the date of Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of the Acquisition Event, in which case, during the period from the date on which such notice of termination is delivered to the date of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her vested and unvested Awards that are then outstanding (without regard to any limitations on vesting or exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the consummation of the Acquisition Event, and, provided that, if the Acquisition Event does not occur within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply.

4.3   Minimum Purchase Price.   Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V
ELIGIBILITY

5.1   General Eligibility.   All Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2   Incentive Stock Options.   Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3   General Requirement.   The vesting and exercise of Awards granted to a prospective employee or consultant shall be conditioned upon such individual actually becoming an employee of or consultant to the Company or an Affiliate within a reasonable time thereafter, as determined by the Committee.

5.4   Awards to Non-Employee Directors.   Awards made to Non-Employee Directors shall in all cases be granted only in accordance with the compensation policy established by the Company for members of the Board from time to time, which policy may provide for formulaic Awards to Non-Employee Directors with additional Awards to the chairman and vice-chairman of the Board and committee chairs for services they provide in such roles, as well as additional grants to Non-Employee Directors upon joining the Board.

ARTICLE VI
STOCK OPTIONS

6.1   Options.   Options may be granted alone or in addition to other Awards granted under the Plan. The Committee shall have the authority to grant any Eligible Employee, Consultant or Non-Employee Director one or more Options. Each Option granted under the Plan shall be either: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2   Grants.   The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not so qualify shall constitute a separate Non-Qualified Stock Option.

6.3   Terms of Options.   Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)   Exercise Price.   Other than in connection with Substitute Awards, the exercise price per share of Common Stock subject to an Option shall be determined by the Committee at the time of grant, provided that the per-share exercise price of any Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant (unless adjusted in accordance with Section 4.2(b) pursuant to a merger, acquisition, or similar corporate transaction). Other than pursuant to Section 4.2(b), in the absence of shareholder approval, the Committee shall not be permitted to (a) lower the option price per share of an Option after it is granted, (b) cancel an Option in exchange for another Award or cash, and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the Nasdaq Stock Market.

(b)   Option Term.   The term of each Option shall be fixed by the Committee, provided that no Option shall be exercisable more than ten (10) years after the date the Option is granted, and provided, further, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)   Exercisability.   Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that in no event (except as provided in the next sentence) shall Options be fully exercisable earlier than one year after grant (except with respect to Options granted to Non-Employee Directors). Notwithstanding the foregoing, in connection with an employment termination or Change in Control, the Committee may waive any limitations on exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Option may be exercised).

(d)   Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price (or arrangements satisfactory to the Committee made for such payment) as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) on such other terms and conditions as may be acceptable to the Committee, including tendering (either actually or through attestation) or withholding shares of Common Stock. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)   Non-Transferability of Options.   No Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award agreement.

(f)    Termination by Death, Disability or Retirement.   Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, if a Participant’s Termination is by reason of death, Disability or Retirement, all Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Options if the Options are Incentive Stock Options or if such Termination is by reason of Retirement; provided, however, that in the case of Retirement or Disability, if the Participant dies within such exercise period, all unexercised Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a minimum period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Options if the Options are Incentive Stock Options.

(g)   Termination for Cause.   Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, if a Participant’s Termination (i) is for Cause or (ii) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Options held by such Participant, whether or not vested,  shall thereupon terminate and expire as of the date of such Termination or, if earlier, the date of the Cause event.

(h)   Termination for Any Other Reason.   Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant, or (if no rights of the Participant are reduced) thereafter, if a Participant’s Termination is for any reason not set forth in Section 6.3(f) or (g), all Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Options.

(i)    Unvested Options.   Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the

Participant are reduced) thereafter, Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(j)    Incentive Stock Option Limitations.   To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(k)   Form, Modification, Extension and Renewal of Options.   Subject to the terms and conditions and within the limitations of the Plan, Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent).

(l)    Early Exercise.   The Committee may provide that an Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option and such shares shall be subject to the provisions of Article VIII and treated as restricted stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(m)  Other Terms and Conditions.   Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII
STOCK APPRECIATION RIGHTS

7.1    Tandem Stock Appreciation Rights.   Tandem Stock Appreciation Rights, by their nature, may be granted only in conjunction with all or part of any Option (a “Reference Stock Option”) granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2    Terms and Conditions of Tandem Stock Appreciation Rights.   Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a)   Term.   A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(b)   Exercisability.   Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

(c)   Method of Exercise.   A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the

Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(d)   Payment.   Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as determined by the Committee in its sole discretion at the time of grant or, if permitted by the grant, at the time of exercise) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement (or, in the case of a Tandem Stock Appreciation Right granted after the time of the grant of such Reference Stock Option, the exercise price determined as set forth below) multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised. The exercise price of a Tandem Stock Appreciation Right shall be required to be in accordance with Section 6.3(a) on the date of grant except (i) if such Tandem Stock Appreciation Right is added to an Option after the date of grant of the Option, in which case the exercise price of may not be less than 100% of the Fair Market Value of one share of Common Stock on the date the right was granted to the Participant (except in the case of Substitute Awards as provided in Clause (ii), or (ii) in the case of Substitute Awards, in connection with an adjustment pursuant to Section 4.2(b)..

(e)   Deemed Exercise of Reference Stock Option.   Upon the exercise of a Tandem Stock Appreciation Right for Common Stock, the Reference Stock Option (or part thereof, based on the value of the Common Stock issued on exercise) to which such Stock Appreciation Right is related shall be deemed to have been exercised for purposes of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

7.3    Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights may also be granted without reference to any Options granted under the Plan.

7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a)   Term.   The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not exceed ten (10) years after the date the right is granted.

(b)   Exercisability.   Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that in no event (except as provided in the next sentence) shall Non-Tandem Stock Appreciation Rights be fully exercisable earlier than one year after grant (except with respect to Non-Tandem Stock Appreciation Rights granted to Non-Employee Directors). Notwithstanding the foregoing, in connection with an employment termination or Change in Control, the Committee may waive any limitations on exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised).

(c)   Method of Exercise.   Subject to the installment, exercise and waiting period provisions that apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(d)   Payment.   Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, an amount in cash and/or Common Stock (as determined by the Committee in its sole discretion at the time of grant or, if permitted by the grant, at the time of exercise) no greater than the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant. The exercise price of a Non-Tandem Stock Appreciation Right may not be less than 100% of Fair Market Value of a share of Common Stock on the date of grant except in the case of Substitute Awards, in connection with an adjustment pursuant to Section 4.2(b). Other than pursuant to Section 4.2(b), in the absence of shareholder approval, the Committee shall not be permitted to (a) lower the Fair Market Value per share of a Non-Tandem Stock Appreciation Right after it is granted, (b) cancel a Non-Tandem Stock Appreciation Right in exchange for another Award or cash, and (c) take any other action with respect to a Non-Tandem Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the Nasdaq Stock Market.

7.5    Non-Transferability of Stock Appreciation Rights.   No Stock Appreciation Right (whether a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right) shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable, during the Participant’s lifetime, only by the Participant.  Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Stock Appreciation Right that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.  A Stock Appreciation Right that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement.  Any shares of Common Stock acquired upon the exercise of a Stock Appreciation Right by a permissible transferee of a Stock Appreciation Right or a permissible transferee pursuant to a Transfer after the exercise of the Stock Appreciation Right shall be subject to the terms of the Plan and the applicable Award agreement.

ARTICLE VIII
RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS

8.1    Restricted Stock Awards and RSU Awards.   Restricted Stock Awards and RSU Awards may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock Awards and RSU Awards shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. RSU Awards may be settled in shares of Common Stock and/or in cash or any combination as determined by the Committee in its sole discretion at or after the time of grant.

8.2   Awards and Certificates.   Eligible Employees, Consultants and Non-Employee Directors selected to receive a Restricted Stock Award or RSU Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)    Purchase Price. Unless (x) otherwise provided by the Committee or (y) prohibited by applicable law, the purchase price of a Restricted Stock Award or RSU Award shall be zero. If required by law or the Committee otherwise determines that a Restricted Stock Award or RSU Award shall have a purchase price, such purchase price shall not be less than par value.

(b)   Acceptance. Restricted Stock Awards must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying the price (if any) the Committee has designated thereunder (such acceptance may be in any manner that the Committee may establish, including deemed acceptance).

8.3   Restrictions and Conditions.   Restricted Stock Awards and RSU Awards awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a)    Restriction Period.

(i)             The Participant shall not be permitted to Transfer a Restricted Stock Award or RSU Award awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the Restricted Stock Award or RSU Award during such Restriction Period. Except as provided herein, and except for Restricted Stock Awards or RSU Awards to Non-Employee Directors, the minimum Restriction Period for a Restricted Stock Award or RSU Award shall be three years (but with pro-rata or other graded vesting permitted over such three-year period, but not prior to one year after grant, and in no event more than one-third of the Award vesting in respect of any year); provided, that if the Award is a performance-based Award the minimum Restriction Period for full vesting and transfer shall be one year rather than three years. The limitations in the preceding sentence shall not apply on up to five percent of the aggregate shares of Common Stock available under the Plan set forth in Section 4.1, as adjusted, when combined with the aggregate grants made under the limits set forth in Section 10.2. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may place conditions on the grant. In addition, (x) upon a Change in Control, (y) upon a Participant’s without Cause or Good Reason termination or termination by reason of death, Disability or Retirement, or (z) if required pursuant to an agreement in existence prior to the date of grant to which the Participant is a party, the Committee in its sole discretion may (A) provide for the lapse of restrictions in whole or in part, (B) accelerate the vesting of all or any part of any Restricted Stock Award or RSU Award and/or (C) waive the deferral limitations for all or any part of any such Award.

(ii)         Objective Performance Goals, Formulas or Standards. If the grant of a Restricted Stock Award or RSU Award or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, and the applicable vesting percentage of the Restricted Stock Award or RSU Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the performance goals are substantially uncertain.

(b)   Rights as a Stockholder; Dividends. Beginning on the date of grant of a Restricted Stock Award and subject to acceptance of the associated Award agreement, the Participant shall become a shareholder of the Company with respect to all shares of Common Stock subject to the Restricted Stock Award and shall have all of the rights of a shareholder, including the right to vote such shares and the right to receive distributions made with respect to such shares; provided, however, that, in the absence of Committee action to the contrary, any shares of Common Stock or any other property (other than regular cash distributions) distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the shares covered by such Award.

(c)    Termination. Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, subject to the applicable provisions of the Award agreement and the Plan, upon a

Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock Awards and RSU Awards still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter. In the absence of such provisions in the Award agreement, in the event of:  (i) death, Disability or Retirement, restrictions shall lapse on the Participant’s Restricted Stock Awards and RSU Awards on a pro rata monthly basis through the date of Termination, with performance awards paid at the end of the performance period based on actual results; and (ii) any other Termination, any unvested Restricted Stock Awards or RSUs shall immediately be cancelled.

(d)   Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock Award or RSU Award, certificates for shares attributable to such Award shall be delivered to the Participant (or, if certificates were previously issued, replacement certificates shall be delivered upon return of the previously issued certificates). All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

ARTICLE IX
PERFORMANCE AWARDS

9.1   Performance Awards.   Performance Awards may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Awards shall be awarded, the number of Performance Awards to be awarded to any person, the duration of the period (the “Performance Period”) during which, and the conditions under which, a Participant’s right to Performance Awards will be vested, the ability of Participants to defer receipt of Performance Awards, and the other terms and conditions of the Award in addition to those set forth in Section 9.2. The minimum Performance Period shall be one year.

The Committee shall condition the right to payment or vesting of any Performance Award upon the attainment of objective performance goals established pursuant to Section 9.2(b) below.

9.2   Terms and Conditions.   Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)    Earning or Vesting of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(b) are achieved and the percentage of each Performance Award that has been earned or vested.

(b)   Objective Performance Goals, Formulas or Standards. The Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or, to the extent such Award is intended to comply with Section 162(m) of the Code, at such later date as permitted thereunder and while the outcome of the performance goals is substantially uncertain.

(c)    Payment. Following the Committee’s determination, shares of Common Stock and/or cash, as determined by the Committee in its sole discretion at the time of grant or, if permitted by the grant, thereafter, shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned or vested Performance Award. Notwithstanding the foregoing, the Committee may, in its sole discretion and, to the extent

Section 162(m) of the Code is applicable, in accordance therewith, (i) award a number of shares of Common Stock or an amount of cash less than the earned Performance Award and/or (ii) subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions.

(d)   Termination. Subject to the applicable provisions of the Award agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a Performance Award, such Performance Award will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are reduced, thereafter.

(e)    Accelerated Vesting. Upon (x) a Change in Control, (y) a Participant’s without Cause or Good Reason termination or termination by reason of death, Disability or Retirement, or (z) if required pursuant to an agreement in existence prior to the date of grant to which the Participant is a party, the Committee, in its sole discretion, may accelerate the vesting of all or any part of any Performance Award or waive the deferral limitations for all or any part of such Award.

ARTICLE X
OTHER STOCK-BASED AWARDS

10.1   Other Awards.

(a)    Subject to the limitations set forth in Section 4.1(a), the Committee is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, including, but not limited to, (a) shares of Common Stock awarded as a bonus, (b) shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, (c) stock equivalent units, and (d) Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

(b)   Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards.

(c)    The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance goals, including, to the extent the Committee so determines, from among those set forth on Exhibit A hereto, as the Committee may determine, in its sole discretion.

10.2   Terms and Conditions.   Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)    Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion; provided, that, except for Awards under this Article X to Non-Employee Directors, the minimum vesting period for any such Award and any Common Stock covered by such Award shall be three years (but with pro-rata or other graded vesting permitted over such three-year period, but not prior to one year after grant, and in no event more than one-third of the Award vesting in respect of any year); provided, further, that if the Award is a performance-based Award the minimum vesting period for full vesting shall be one year rather than three years. The minimum vesting period limitations in the preceding sentence shall not apply on up to five percent of the aggregate shares of Common Stock available under the Plan set forth in Section 4.1, as adjusted, when combined with the aggregate grants made under the limits set forth in Section 8.3. Within these limits, based on service, attainment of performance goals, and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may place conditions on the grant. In addition, (x) upon a Change in Control, (y) upon a Participant’s without Cause or Good Reason termination or termination by reason of death, Disability or Retirement, or (z) if required pursuant to an agreement in existence prior to the date of grant to which the Participant is a party, the Committee in its sole discretion may (A) accelerate the vesting of all or any part of any Other Stock Based Award, and/or (B) waive the deferral limitations for all or any part of any such Award.

(b)   Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration to the extent permitted by law.

ARTICLE XI
CHANGE IN CONTROL PROVISIONS

11.1   Benefits.   In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award agreement or, if no rights of the Participants are reduced, thereafter, a Participant’s Award shall be treated as follows:

(a)    Unless the Committee provides otherwise in an Award agreement or if no rights of the Participant are reduced, thereafter, no acceleration of vesting or lapsing of restrictions shall occur with respect to an Award if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Award shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, but, unless the Committee determines otherwise, any such Award shall automatically vest in full upon the Participant’s Termination without Cause or for Good Reason within 18 months after the Change in Control.

(b)   In the event that subsection (a) above does not apply, all outstanding Options and Non-Tandem Stock Appreciation Rights granted to a Participant prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide at the time of grant for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 11.1, “Change in Control Price” shall mean the average Fair Market Value of a share of Common Stock during the 20 trading days immediately prior to a Change in Control of the Company or as otherwise determined by the Committee. Notwithstanding anything to the contrary contained herein, for purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury Regulation § 1.425-1 (and any amendments thereto).

(c)    In the event that subsection (a) above does not apply and unless the Committee otherwise determines, all Performance Awards granted to a Participant prior to the Change in Control shall vest on the following schedule:  (i) if at least 50% of a Performance Award’s Performance Period has been completed, the Award shall vest in full and be paid out as if the relevant Performance Period had ended upon such Change in Control and the determination of the extent to which any specified performance goals or targets had been achieved had been made at such time, and (ii) if less than 50% of the Performance Award’s Performance Period has been completed, the Award shall vest in full and shall be paid out at 50% of Award target without consideration of performance to date.

(d)   In the event that subsection (a) above does not apply, the restrictions to which any Restricted Stock Awards or RSU Awards granted to a Participant prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

11.2   Change in Control.   “Change in Control” shall mean the occurrence of one of the following events:

(a)    individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director;

(b)   any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the Effective Date, a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that an event described in this subsection (b) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner:

(i)             the Company or any majority-owned subsidiary (provided, that this exclusion applies solely to the ownership levels of the Company or the majority-owned subsidiary),

(ii)         any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any majority-owned subsidiary,

(iii)     any underwriter temporarily holding securities pursuant to an offering of such securities, or

(iv)       any person pursuant to a Non-Qualifying Transaction (as defined below);

(c)    the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination:

(i)             50% or more of the total voting power of:

(x)          the corporation resulting from such Business Combination (the “Surviving Corporation”), or

(y)          if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”),

is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination;

(ii)         no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 40% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and

(iii)     at least a majority of the members of the board of directors of the Parent Corporation (or if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination

(any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or

(d)   stockholder approval of a liquidation or dissolution of the Company, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Company’s shareholders in substantially the same proportions as such shareholders owned the Company’s outstanding voting common equity interests immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Company under this Plan.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 40% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by the Company such person becomes the beneficial owner of Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

ARTICLE XII
TERMINATION OR AMENDMENT OF PLAN/NON-TRANSFERABILITY OF AWARDS

12.1   Termination or Amendment.   Notwithstanding any other provision of the Plan, the Board (or a duly authorized Committee thereof) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, except (x) to correct obvious drafting errors or as otherwise required by law or (y) as specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant and, provided further, without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan under Section 4.1(a) (except by operation of Section 4.2); (ii) increase the maximum individual limitations under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) extend the maximum option period under Section 6.3; (v) materially alter the performance goals as set forth in Exhibit A; (vi) take any actions prohibited by the last sentence of Section 6.3(a) or Section 7.4(d); or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above, except (x) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (y) as specifically provided herein, no such amendment or other action by the Committee shall reduce the rights of any holder without the holder’s consent.

12.2   Non-Transferability of Awards.   Subject to Sections 6.3(e) and 7.5, no Award shall be Transferable by the Participant (including, without limitation to, a Family Member) otherwise than by will or by the laws of descent and distribution, and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant. Any attempt to Transfer any Award or benefit except as expressly permitted herein shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person. An Award that is Transferred pursuant to the first sentence of this Section 12.2 (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Notwithstanding anything to the contrary contained in this Section 12.2 (or 6.3(e) and 7.5), if and to the extent approved by the Committee in its sole discretion, an employee or Non-Employee Director may transfer an Award (but not Awards constituting in excess of one percent of the Common Stock outstanding in any single Transfer) to a charitable organization. Any shares of Common Stock acquired by a permissible transferee shall continue to be subject to the terms of the Plan and the applicable Award agreement.

ARTICLE XIII
UNFUNDED PLAN

13.1   Unfunded Status of Plan.   The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XIV
GENERAL PROVISIONS

14.1   Legend and Custody.

(a)    The Committee may require each person receiving shares of Common Stock pursuant to an Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

(b)   All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under (a) the rules, regulations and other requirements of the Securities and Exchange Commission, (b) any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, or (c) applicable law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c)    If stock certificates are issued in respect of an Award, the Committee may require that any stock certificates evidencing such Award be held in custody by the Company until the Award has vested or the restrictions thereon have lapsed, and that, as a condition of any grant of such an Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

14.2   Other Plans.   Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.3   Deferral; Dividends and Dividend Equivalents.   The Committee may, in its sole discretion, establish terms and conditions pursuant to which the cash payment or delivery of Common Stock pursuant to an Award may be deferred. Subject to the provisions of the Plan, the terms of any Award (including a deferred Award) may provide, if so determined by the Committee in its sole discretion, for the payment of cash, Common Stock or other property dividends, or cash payments in amounts equivalent to cash, Common Stock or other property dividends (“Dividend Equivalents”), on either a current or a deferred basis, with respect to the number of shares of Common Stock subject to such Award. The Committee may also provide that any such dividends or dividend equivalents shall be subject to the same restrictions and risk of forfeiture as the underlying Award or be deemed to have been reinvested in additional Awards or otherwise reinvested.

14.4   No Right to Employment/Directorship/Consultancy.   Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

14.5   Withholding of Taxes.   The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of a Restricted Stock Award or RSU Award (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. If permitted by the Committee, the minimum statutorily required withholding obligation with regard to any Participant may be satisfied by (i) reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned, or (ii) the Participant’s tendering to the Company of shares of Common Stock owned by such Participant. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.6   Listing and Other Conditions.

(a)    Except as otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)    Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)   A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests, and otherwise to cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval as the Company deems necessary or appropriate.

14.7   Governing Law.   The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

14.8   Construction.   Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.9   Other Benefits.   No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.10             Costs.   The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

14.11             No Right to Same Benefits.   The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.12             Death/Disability.   The Committee may, in its sole discretion, require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) and/or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.13             Section 16(b) of the Exchange Act.   All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

14.14             Section 409A of the Code.   The Board may amend the Plan as necessary to comply with Section 409A of the Code without shareholder consent.

14.15             Successor and Assigns.   The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.16             Severability of Provisions.   If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.17             Payments to Minors, Etc.   Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

14.18             Headings and Captions.   The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XV
EFFECTIVE DATE OF PLAN

The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company within 12 months before or after such date of adoption, in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVI
TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XVII
NAME OF PLAN

The Plan shall be known as “ImClone Systems Incorporated 2006 Stock Incentive Plan.”

EXHIBIT A
PERFORMANCE GOALS

Performance goals established for purposes of the vesting of performance-based Restricted Stock Awards, RSU Awards, Performance Awards and/or Other Stock-Based Awards shall be based on one or more of the following performance goals (“Performance Goals”), which may be set in terms of the performance of the Company or any subsidiary, division, other operational unit or business segment of the Company:  (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits, including without limitation as attributable to continuing and/or other operations of the Company; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow or economic value added; (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of certain target levels of, or a specified increase in, earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in, net sales, revenues, net income or earnings before income tax or other exclusions; (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital; (viii) the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax return on stockholder equity; (ix) the attainment of certain target levels of, or a specified increase in, the fair market value of the shares of the Company’s Common Stock; (x) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; (xi) a transaction that results in the sale of stock or assets of the Company; (xii) the attainment of certain target levels of, or a specified reduction in, expenses; or (xiii) implementation, completion or attainment of interim measurable goals with regard to research, development, products or projects. The Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit or business segment of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

IMCLONE SYSTEMS INCORPORATED

Annual Meeting Proxy Card

A Election of Directors PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1.	The Board of Directors recommends a vote “FOR” the listed nominees.
	For	Withhold			For	Withhold		For	Withhold

	01 - Andrew G. Bodnar ☐	☐	05 - John A. Fazio		☐	☐	09 - William R. Miller	☐	☐

	02 - William W. Crouse ☐	☐	06 - Joseph L. Fischer		☐	☐	10 - Richard C. Mulligan	☐	☐

	03 - Alexander J. Denner ☐	☐	07 - Carl C. Icahn		☐	☐	11 - David Sidransky	☐	☐

	04 - Vincent T. DeVita, Jr. ☐	☐	08 - David M. Kies		☐	☐	12 - Charles Woler	☐	☐

B Issues
The Board of Directors recommends a vote “FOR” proposals 2 and 3.

		For	Against	Abstain	Mark box at right if you plan to attend the meeting.				☐
2.	Ratification of the appointment of KPMG LLP	☐	☐	☐
	to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.				Mark this box with an X if you have made comments below.				☐

		For	Against	Abstain
3.	Approval of the ImClone Systems Incorporated	☐	☐	☐
2006 Stock Incentive Plan.

4.	Any other business as may come before the
meeting or any postponements or adjournments thereof.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement dated August 30, 2006.

NOTE: Please sign exactly as name(s) appear(s) on the books of the Company. Joint owners should each sign personally. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign the partnership name.

Please be sure to sign and date this Proxy.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/	/

Proxy - IMCLONE SYSTEMS INCORPORATED

Proxy for the Meeting of Stockholders, September 20, 2006
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael J. Howerton and Erik D. Ramanathan, or any of them, lawful proxies of the undersigned, each with full power of substitution for and in the name, place and stead of the undersigned, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of ImClone Systems Incorporated held of record by the undersigned on August 15, 2006 at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on September 20, 2006 at ImClone Systems Incorporated, 33 ImClone Drive, Branchburg, NJ 08876 or any postponements or adjournments thereof.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE TO COMPUTERSHARE, THE COMPANY’S TRANSFER AGENT, TO BE RECEIVED NO LATER THAN 11:59 P.M., EASTERN TIME, ON SEPTEMBER 19, 2006.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS. ANY PRIOR PROXIES ARE HEREBY REVOKED.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet. If you choose to vote by telephone or via the Internet, do not return your proxy card by mail.

Your vote must be received prior to the Annual Meeting of Stockholders at 10:00 a.m. (local time) on September 20, 2006 at ImClone Systems Incorporated, 33 ImClone Drive, Branchburg, NJ 08876.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

ImClone Systems Incorporated

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Time, on September 19, 2006.
THANK YOU FOR VOTING